EXECUTION COPY

TRUST AGREEMENT

by and among

MUNIMAE TE BOND SUBSIDIARY, LLC
as Trustor

MUNIMAE PORTFOLIO SERVICES, LLC
as Servicer

and

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

Dated as of November 1, 2006

Relating to

$192,486,341.05

TEBS Tax-Exempt Multifamily Housing Certificates,

Series 2006A

Consisting of

$191,535,000 Class A Certificates

$951,341.05 Class B Certificate

TRUST AGREEMENT

This TRUST AGREEMENT, dated as of November 1, 2006 (this “Agreement”), is by and among MUNIMAE TE BOND SUBSIDIARY, LLC, as trustor (in such capacity, together with its successors and assigns, the “Trustor”), MUNIMAE PORTFOLIO SERVICES, LLC, as servicer (in such capacity, together with its successors and assigns, the “Servicer”), and U.S. BANK TRUST NATIONAL ASSOCIATION, as trustee (in such capacity, together with its successors and assigns, the “Trustee”).

WHEREAS, the Trustor has deposited with the Trustee on the date of the execution and delivery hereof, certain tax-exempt multifamily housing revenue bonds (or certificates evidencing ownership interests therein) listed on Schedule I hereto (the “Bonds”) and pursuant to the terms hereof has provided for the creation, execution and delivery of certain TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A (the “Certificates”), evidencing undivided ownership interests in the Bonds, including future principal, premium, if any, and interest payments with respect to such Bonds;

WHEREAS, pursuant to that certain Credit Enhancement Agreement, dated as of November 1, 2006 (the “Credit Enhancement Agreement”), Municipal Mortgage Investments III, LLC, a Maryland limited liability company (the “Credit Enhancement Provider”), (i) has guaranteed on a limited recourse basis (a) the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the interest on the Bonds in an amount up to the amount necessary to make any and all distributions set forth in Sections 4.02(a)(i) and 4.02(a)(ii) hereof, (b) the full and punctual payment of the tender price, scheduled principal payment or the redemption price, as applicable, when due on the Bonds in connection with any remarketing, scheduled principal payment or redemption (including any mandatory sinking fund redemption) thereof on or prior to the Final Distribution Date (as defined herein) in an amount up to the amount necessary to make any and all distributions set forth in Section 4.03(a)(i) hereof and (c) upon the occurrence of a Trust Termination Event or the Final Distribution Date (each as defined herein), the full and punctual payment when due (whether at stated maturity, upon acceleration, redemption or tender) of the interest on or principal or tender price of the Bonds in an amount up to the amount necessary to make any and all distributions set forth in Sections 4.02(a)(i), 4.02(a)(ii) and 4.03(a)(ii) hereof and (ii) has pledged certain multifamily housing revenue bonds (or certificates evidencing ownership interests therein) listed on Schedule I thereto (the “Credit Enhancement Assets”) to the Trustee, as pledgee, and delivered the Credit Enhancement Assets to the Trustee, as custodian (in such capacity, the “Credit Enhancement Custodian”), to provide security for the Credit Enhancement Provider’s obligations under the Credit Enhancement Agreement;

WHEREAS, the Servicer agrees to act as the servicer of the Bonds on behalf of the Holders of the Certificates and to carry out the duties set forth herein pertaining to the Certificates; and

WHEREAS, the Trustee agrees to act as the trustee of the Bonds on behalf of the Holders of the Certificates and to carry out the duties set forth herein pertaining to the Certificates;

NOW, THEREFORE, for and in consideration of the premises and the mutual promises contained in this document, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND CONSTRUCTION

Section 1.01. Certain Definitions. The following terms shall have the following meanings, unless the context otherwise requires:

“Accrued Certificate Distributions” shall mean, with respect to each Class A Certificate on any date, accrued and unpaid distributions at the applicable Certificate Rate on the Certificate Balance thereof.

“Act of Bankruptcy” shall mean, with respect to any Person, (i) a petition for involuntary bankruptcy shall have been filed against such Person, which either shall result in an order granting the bankruptcy relief requested in such petition (including but not limited to an order for relief under Chapter 7, 9 or 11 under the Bankruptcy Code) or shall remain undismissed and unstayed for a period of 60 days; (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against such Person, which shall remain undismissed and unstayed for a period of 60 days; (iii) the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or of a substantial part of its property for purposes of distributing such Person’s assets or winding up such Person’s affairs which shall remain unstayed for a period of 60 days; or (iv) such Person shall have: (a) commenced a voluntary action under applicable bankruptcy laws, (b) filed a petition seeking to take advantage of any other laws, domestic or foreign, to effect such Person’s bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (c) consented to or failed to contest for 60 days a petition filed against it in an involuntary case under such bankruptcy laws or other laws, (d) taken any formal action which results in a written statement of action duly approved by an authorized committee or governing body, as appropriate, that admits without condition such Person’s inability to make payments on its debts as they become due, (e) generally not been paying principal of or interest on its material obligations as they become due (except as a result of a dispute regarding such obligations), or (f) made a general assignment for the benefit of creditors.

“Agent Member” shall mean a member of, or participant in, the Securities Depository and, at any time when DTC is the Securities Depository, shall include a “DTC Participant” as such term is used in the rules and regulations of DTC.

“Adjusted Bond Coupon Amount” shall mean, on any Scheduled Distribution Date or Special Distribution Date, an amount equal to the amount of interest that would have accrued, calculated on a 30/360 or actual/actual basis, depending on the basis of calculation used for the underlying Bonds, on the aggregate principal amount of the Bonds held in the Trust (i) with respect to a Scheduled Distribution Date, for the month ended immediately prior to such Distribution Date, adjusted for any distributions of principal made in such month on a Special Distribution Date; (ii) with respect to a Special Distribution Date (other than a Final Distribution Date, Trust Termination Date or Optional Liquidation Date), for the period beginning on the first day of the calendar month in which such distribution is made and ending on the third Business Day before the Special Distribution Date; or (iii) with respect to a Final Distribution Date, Trust Termination Date or Optional Liquidation Date, for the period beginning on the first day of the calendar month in which such distribution is made and ending on the Final Distribution Date, Trust Termination Date or Optional Liquidation Date, as applicable, if such Bonds had borne interest at a per annum rate equal to the Bond with the lowest yield less the Trustee Fee, the Servicing Fee and Trust Expenses, if any, payable on such Distribution Date. For purposes of the foregoing, with respect to any Bond acquired with amortizable bond premium, interest accruing on such obligation shall be determined on the basis of the principles set forth in Section 171 of the Code.

“Aggregate Distributable Principal Amount” shall equal, on (i) each Scheduled Distribution Date, the principal due and payable on the Bonds since the previous Scheduled Distribution Date as a result of scheduled payments thereof, (ii) each Special Distribution Date resulting from a redemption of Bonds, the principal due and payable on the Bonds as a result of an unscheduled payment of principal on the Bonds giving rise to the Special Distribution Date, (iii) the date of any liquidation or sale of the Bonds, the Outstanding principal amount of the Bonds liquidated or sold, and (iv) the Final Distribution Date, the Outstanding principal amount of the Bonds.

“Agreement” shall mean this Trust Agreement, as the same may from time to time be further amended and restated, supplemented or otherwise modified under the terms hereof.

“Authorized Denominations” shall mean, with respect to each Class A Certificate, an initial Certificate Balance of $100,000 and integral multiples of $5,000 in excess thereof, provided, however, that one Class A Certificate may be issued in such other amount as is necessary to include the remainder of such Class; and with respect to the Class B Certificate, one Class B Certificate for the full amount of the Certificate Balance of the Class B Certificate.

“Authorized Trustee Officer” shall mean the Chairman of the Board, each Executive Officer, President, Senior Vice President, Executive Vice President, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer and Trust Officer of the Trustee and every other officer or employee of the Trustee designated as such by any of the foregoing for purposes hereof in a communication to the other parties hereto.

“Base Price” shall mean, with respect to any issue of Bonds on any date of calculation after the Closing Date, the price, expressed as a percentage of par, calculated by the Servicer, as adjusted, in the case of Bonds (i) with an Initial Base Price in excess of 100%, by amortizing the premium on a constant yield to maturity basis (compounding at the end of each interest period) over the remaining term; provided that if the Bonds are callable, the premium shall be amortized to the expected call date and expected call price, all in accordance with Section 171 of the Code; (ii) issued with original issue discount without regard to Initial Base Price, by accruing the original issue discount on a constant yield to maturity basis (as reduced by any acquisition premium), all in accordance with the provisions of Sections 1271 through 1288 of the Code; and (iii) with an Initial Base Price less than 100%, by accruing the market discount portion, if any, of the acquisition discount on a straight-line basis in accordance with the provisions of Sections 1271 through 1288 of the Code.

“Beneficial Owner” shall mean any Person owning Certificates through an Agent Member directly or, at any time when DTC is the Securities Depository, through an “Indirect DTC Participant” as such term is used in the rules and regulations of DTC.

“Bond Indenture” shall mean, with respect to each issue of Bonds, the trust indenture authorizing the issuance of such Bonds, as amended, restated and/or supplemented from time to time.

“Bond Issuer” shall mean each state or local governmental entity listed as an issuer of Bonds on Schedule I hereto.

“Bond Servicer” shall mean each entity acting in its capacity as servicer for each of the Bonds.

“Bond Trustee” shall mean each entity acting in its capacity as trustee for each of the Bonds.

“Bonds” shall mean the tax-exempt multifamily housing revenue bonds (or certificates evidencing beneficial ownership interests therein) listed on Schedule I hereto and any Replacement Bonds so long as the interest on such securities is excluded from the gross income of the owners thereof for federal income tax purposes; all as described herein.

“Business Day” shall mean any day on which banks in New York, New York are open for commercial banking purposes and that is not a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close.

“Capital Account” as to any Holder, the account determined and maintained for such Holder by the Tax Matters Partner in accordance with the provisions of Sections 10.03 and 10.04 of this Agreement.

“Certificate Balance” shall mean, with respect to each Certificate on any date of determination, an amount equal to (i) the initial Certificate Balance thereof minus (ii) any Principal Collections distributed to the Holder (or any predecessor Holder) thereof in accordance with the terms of this Agreement.

“Certificate Rate” shall mean the per annum rate at which interest accrues on the Certificate Balance of the Class A Certificates. The Certificate Rate shall initially be equal to the initial Certificate Rate set forth in Section 3.01 and shall be subject to adjustment on the Remarketing Date as provided in Section 3.16.

“Certificate Register” shall mean the register established and maintained by the Trustee pursuant to Section 3.08 in which the registration and transfer of the Certificates is recorded.

“Certificates” shall mean the TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A, created by and executed and delivered pursuant to the terms of this Agreement.

“Class” shall mean either the Class A Certificates or the Class B Certificate, collectively, as a class.

“Class A Certificates” shall mean the senior class of Certificates issued pursuant to this Agreement and designated as such in Section 3.01.

“Class B Certificate” shall mean the residual Certificate issued pursuant to this Agreement and designated as such in Section 3.01.

“Closing Date” shall mean November 16, 2006.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Credit Enhancement Agreement” shall mean the Credit Enhancement Agreement, dated as of November 1, 2006, by and among the Credit Enhancement Provider, the Trustee, on behalf of the Trust, and the Credit Enhancement Custodian.

“Credit Enhancement Assets” shall mean the tax-exempt multifamily housing revenue bonds (or certificates evidencing beneficial ownership interests therein) delivered pursuant to the Credit Enhancement Agreement.

“Credit Enhancement Custodian” shall mean U.S. Bank Trust National Association, as custodian under the Credit Enhancement Agreement.

“Credit Enhancement Provider” shall mean Municipal Mortgage Investments III, LLC, a Maryland limited liability company.

“Defaulted Bonds” shall mean any issue of Bonds in which there has been a payment default or with respect to which a Determination of Taxability has occurred.

“Definitive Certificates” shall mean registered definitive certificates in substantially the forms set forth in Exhibit A and Exhibit B hereto.

“Determination of Taxability” shall mean a determination that interest on any of the Bonds is includable in the gross income of the owners thereof (including the Certificateholders) for federal income tax purposes (including by reason of such Bonds being declared invalid, illegal or unenforceable by a court of competent jurisdiction, whether or not such declaration is appealable or deemed to be final under applicable procedural law, or by operation of law), as a result of the entry of any decree or judgment by a court of competent jurisdiction, or the taking of any official action by the Internal Revenue Service, whether or not such decree, judgment or action is appealable or deemed to be final under applicable procedural law, or delivery to the Trustor, the Servicer and the Trustee of an opinion of nationally recognized bond counsel acceptable to the Trustor, the Servicer and the Trustee to the effect that the interest borne by the Bonds is includable in the gross income of the recipients thereof (including the Certificateholders) for federal income tax purposes (including by reason of such Bonds being declared invalid, illegal or unenforceable by a court of competent jurisdiction, whether or not such declaration is appealable or deemed to be final under applicable procedural law, or by operation of law).

“Distribution Date” shall mean a Scheduled Distribution Date or a Special Distribution Date, as the context requires.

“DTC” shall mean The Depository Trust Company or its successors.

“Election to Retain” shall have the meaning set forth in Section 3.15(b).

“Electronic Means” shall mean telecopy, telex, facsimile transmission or other similar electronic means of communication.

“Exercise Price” shall have the meaning set forth in Section 5.02(c).

“Failed Remarketing” shall have the meaning set forth in Section 3.15(d).

“Final Distribution Date” shall mean July 10, 2019.

“Gain” shall mean the excess, if any, of (i) the proceeds of a sale, redemption (other than a mandatory sinking fund redemption) or liquidation of a Bond (excluding accrued and unpaid interest), over (ii) the product of the principal amount of such Bond times the Base Price of such Bond. When Gain is determined by the valuation of more than one Bond, Gain shall be determined on a net basis with valuation losses offsetting valuation gains.

“Gain Share” shall mean 10% of any applicable Gain.

“Gain Share Subaccount” shall mean the subaccount within the Trust Account established pursuant to Section 2.02(a)(iii).

“Holder” or “Certificateholder” shall mean the Person in whose name a Certificate is registered in the Certificate Register.

“Initial Base Price” shall mean, with respect to each issue of the Bonds, the applicable Base Price for such Bonds on the Closing Date as set forth on Schedule I hereto.

“Initial Purchaser” shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Interest Collections” shall have the meaning set forth in Section 4.02.

“Interest Subaccount” shall mean the subaccount within the Trust Account established pursuant to Section 2.02(a)(i).

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Liquidation Proceeds Subaccount” shall mean the subaccount within the Trust Account established pursuant to Section 2.02(a)(iv).

“Maximum Contribution Amount” means the maximum amount of additional capital contributions required of the Holder of the Class B Certificate pursuant to Section 5.04 equal to the amount of the Shortfall that does not exceed the sum of any unpaid Accrued Certificate Distributions plus 50% of the Outstanding Certificate Balance of the Class A Certificates immediately preceding the liquidation of the Bonds as the result of a Trust Termination Event or the final distribution on the Final Distribution Date.

“Opinion of Counsel” shall mean an opinion in writing signed by Kutak Rock LLP or any other attorney or firm of attorneys acceptable to the Trustee who may but need not be counsel for the Trustee or the Trustor.

“Optional Liquidation” shall have the meaning set forth in Section 5.02.

“Optional Liquidation Date” shall mean the date selected by the Holder of the Class B Certificate for Optional Liquidation of Class A Certificates, which date must be a Remarketing Date for such Class A Certificates.

“Outstanding” shall mean, when used with reference to any Certificates, as of a particular date, all such Certificates previously created, executed and delivered under this Agreement, except:

(i) any such Certificate previously cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) any such Certificate or portion thereof for whose payment on the Remarketing Date or Final Distribution Date money in the necessary amount has been paid to the Trustee by the Bond Issuer of the Bonds underlying such Certificate and is held by the Trustee in trust for or was paid by the Trustee to the Holder of such Certificate pursuant to this Agreement; or

(iii) any such Certificate in exchange for or in lieu of which other Certificates have been issued and delivered pursuant to this Agreement.

“Person” includes an individual, association, unincorporated organization, corporation, limited liability company, partnership, joint venture, business trust or a government or an agency or a political subdivision thereof, or any other entity.

“Principal Collections” shall have the meaning set forth in Section 4.03(a).

“Principal Component” shall mean all proceeds from the sale or liquidation of Bonds less accrued and unpaid interest, and Gain thereon.

“Principal Subaccount” shall mean the subaccount within the Trust Account established pursuant to Section 2.02(a)(ii).

“Private Placement Memorandum” shall mean the Private Placement Memorandum delivered in connection with the issuance of the Class A Certificates, together with any amendments or supplements thereto.

“Property” shall mean any of the multifamily housing properties financed with proceeds of the Bonds.

“Property Owner” shall mean the owner of any Property and its successors and assigns.

“Qualified Institutional Buyer” shall mean a “qualified institutional buyer” as defined in Rule 144A(a)(1) promulgated under the Securities Act.

“Qualified Purchaser” shall mean a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act.

“Quotation of Bond Price” shall be calculated separately with respect to each issue of Bonds and shall mean a price for such Bonds, including accrued and unpaid interest, determined by the Servicer by soliciting bids from at least three broker-dealers located in New York, New York selected by the Servicer and such other potential purchasers as the Servicer determines to approach and shall be the highest such bid at which the Servicer reasonably believes the principal amount of all such Bonds which are the subject of the action for which the Quotation of Bond Price is required could be sold.

“Record Date” shall mean, with respect to any Distribution Date, the second Business Day next preceding such Distribution Date.

“Remarketing Agent” shall mean the Person appointed by the Trustor to act as remarketing agent with respect to the Class A Certificates pursuant to Article IX, or any successor in such capacity.

“Remarketing Agreement” shall have the meaning set forth in Section 9.01.

“Remarketing Date” shall mean November 10, 2013 and any subsequent Remarketing Date as determined pursuant to Section 3.16.

“Replaced Bonds” shall have the meaning set forth in Section 8.09(a).

“Replacement Bond” shall mean any bond, trust certificate or other security that is purchased or obtained through substitution by the Trust after the Closing Date, which such security is accompanied by an opinion of bond counsel or special tax counsel dated as of the issuance date of such trust certificate or other security generally to the effect that, based on then existing law and subject to certain customary conditions, interest on the such trust certificates or other securities is excluded from gross income for federal income tax purposes.

“Residual Distribution Amount” means the amount payable to the Holder of the Class B Certificate on each Distribution Date pursuant to Sections 4.02 and 4.03.

“Scheduled Distribution Date” shall mean the 10th day of each calendar month (or if any such day is not a Business Day, the next succeeding Business Day) commencing on December 10, 2006.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Depository” shall mean DTC or any other securities depository registered under Section 17A of the Securities Exchange Act and selected by the Trustee, which maintains a book-entry system in respect of the Certificates pursuant to Section 3.12.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Servicer” shall mean MuniMae Portfolio Services, LLC, a Maryland limited liability company, in its capacity as servicer under this Agreement, or any successor or assignee in such capacity.

“Servicing Fee” shall mean the annual servicing fee to which the Servicer is entitled as compensation for acting as Servicer under this Agreement, calculated at the rate of 1.5 basis points, applied to the daily average Certificate Balance of the Outstanding Certificates at the time of such calculation; provided, however, that so long as MuniMae Portfolio Services, LLC or one of its affiliates is Servicer, there shall be no Servicing Fee paid to the Servicer. The Servicing Fee shall be subject to adjustment to the then market rate as provided in Section 8.06 if the initial Servicer resigns or is removed.

“Shortfall” shall have the meaning set forth in Section 5.04.

“Special Distribution Date” shall mean the third Business Day following any date on which principal is paid on the Bonds, other than in connection with scheduled payments of principal thereof, including in connection with any redemption, sale or liquidation thereof; provided, however, in connection with any sale or liquidation of Bonds in connection with a Final Distribution Date, Trust Termination Date or Optional Liquidation Date, such date shall be the Special Distribution Date.

“Tax Matters Partner” shall have such meaning as is set forth in Section 6231(a)(7) of the Code and used in Subtitle F, chapter 63C of the Code.

“Trust” shall have the meaning set forth in Section 2.01.

“Trust Account” shall mean the account established by this Agreement pursuant to Section 2.02(a) and maintained by the Trustee for the benefit of the Holders.

“Trust Assets” shall have the meaning set forth in Section 2.01.

“Trust Expenses” shall mean all reasonable and customary out of pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement or in the administration or the enforcement of any provision hereof (including the reasonable compensation, expenses and disbursements of its agents and counsel).

“Trust Termination Date” shall mean the date on which the Trust is terminated upon the occurrence of a Trust Termination Event.

“Trust Termination Event” shall have the meaning set forth in Section 5.01(a).

“Trustee” shall mean U.S. Bank Trust National Association, in its capacity as trustee under this Agreement, or any successor or assign in such capacity.

“Trustee Fee” shall mean the fee to which the Trustee is entitled as compensation for acting as Trustee under this Agreement, calculated at the rate of 2.0 basis points, applied to the daily average Certificate Balance of the Outstanding Certificates at the time of such calculation.

“Trustor” shall mean MuniMae TE Bond Subsidiary, LLC, a Maryland limited liability company, in its capacity as trustor under this Agreement, or any successor or assign in such capacity.

Section 1.02. Rules of Construction. Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Agreement:

(a) Words importing the singular number shall include the plural number and vice versa.

(b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

(c) The words “hereof,” “herein,” “hereto” and other words of similar import refer to this Agreement as a whole.

(d) All references herein to a particular time of day shall be to New York City time.

(e) Reference to Sections and Articles shall be to Sections and Articles hereof unless a different document is specified.

ARTICLE II

ESTABLISHMENT OF TRUST

Section 2.01. Creation of Trust. A trust named “TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A Trust” (the “Trust”) is hereby created under the laws of the State of New York for the benefit of the Holders of the Certificates. The assets of the Trust (the “Trust Assets”) shall consist of (a) the Bonds, (b) any Replacement Bonds transferred to the Trust after the Closing Date pursuant to Section 8.09, (c) the rights of the Trust under the Credit Enhancement Agreement, (d) all payments on or collections in respect of the Bonds accrued on or after the Closing Date, together with any proceeds thereof, and (e) all funds from time to time deposited with the Trustee in accounts related to the Trust. The Trust shall be irrevocable. The Certificates shall evidence undivided fractional beneficial interests in the Trust. The income received by the Trust and the proceeds of any liquidation of Trust Assets shall be distributed solely in accordance with this Agreement.

Section 2.02. Establishment of Trust Account and Ownership.

(a) The Trustee shall establish a Trust Account for the benefit of the Holders of the Certificates, in which the Trustee shall hold the Bonds delivered to it by or on behalf of the Trustor on or after the Closing Date, together with all moneys received as principal, premium, if any, or interest with respect to the Bonds pending disbursement as hereinafter provided. The Trustee shall establish the following subaccounts within the Trust Account corresponding to the characterization of moneys to be deposited therein:

(i) an Interest Subaccount;

(ii) (iii) (iv)	a Principal Subaccount; a Gain Share Subaccount; and a Liquidation Proceeds Subaccount.

(b) The Trustee shall hold and retain the Bonds in trust for the benefit and account of the Holders of Certificates as the beneficial owners of the Bonds. Subject to Section 7.02, the Trustee shall assume full responsibility and risk for the safekeeping of the Bonds on deposit with it and all moneys received by it as principal of or premium, if any, or interest on the Bonds.

(c) The Bonds, and all moneys received as principal of and premium, if any, and interest on the Bonds, shall remain in the custody of the Trustee and shall be kept in the Trust Account, which shall be a segregated account created by separate recordation within the trust department of the Trustee. The Trustee shall invest amounts in the Trust Account (and any subaccounts therein), at the written direction of the Trustor, in (i) any obligations or securities of any state or political subdivision thereof (whether or not backed by the full faith and credit of the government issuer) maturing on or before the next succeeding Remarketing Date or Distribution Date on which such amounts will be required to make distributions on the Certificates, the interest on which obligations or securities, under present law, will not be includable in the gross income of the owners thereof for federal income tax purposes; and (ii) any money market funds which invest solely in obligations or securities described in the foregoing clause (i) without regard to maturity. The Trust may invest in obligations the interest on which is an item of preference for purposes of the Federal alternative minimum tax. In the absence of written direction from the Trustor, the Trustee shall invest amounts in the Trust Account (and any subaccounts therein) in investments described in clause (ii) above. The Trustee shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust Account to any person, except as expressly permitted by the provisions of this Agreement or as required by law. All investment earnings on any moneys in any Subaccount within the Trust Account shall be deposited into the Interest Subaccount.

Section 2.03. Obligations of Trustee and Trustor.

(a) The Trustee has no obligations with respect to the Bonds except as otherwise expressly provided in this Agreement.

(b) The Trustor will be liable without limitation for all debts and obligations of, and claims against, the Trust (including, but not limited to, all debts and obligations of, and claims against, the Trust arising under this Agreement or otherwise); provided, however, that the Trustor shall not be responsible for the payment to Holders or Beneficial Owners of Certificates of any amount that represents, directly or indirectly, principal of or premium, if any, or interest on the Bonds.

The Trustor covenants to faithfully perform at all times all of its covenants, undertakings and agreements contained in this Agreement and in any Certificate executed and delivered hereunder. The Trustor represents that (i) it is duly authorized to execute this Agreement and to deposit, or cause to be deposited, the Bonds with the Trustee pursuant hereto; (ii) all action on its part for the issuance of the Certificates and the execution and delivery of this Agreement has been duly and effectively taken; and (iii) based on an opinion of counsel, such Certificates in the hands of the Holders thereof will be valid rights to receive payments in respect of the Bonds in the manner herein and in the Certificates specified, enforceable according to their terms, notwithstanding the bankruptcy, insolvency or liquidation of the Trustor.

Section 2.04. Holders’ Direct Interests. Each Certificate evidences ownership of and the right to receive certain future payments of principal of and premium, if any, and interest on an undivided interest in the Bonds. Each Holder of Certificates shall have all the rights and privileges of an owner of a proportionate principal amount of Bonds to the extent provided in this Agreement except that, except as otherwise provided herein, the Trustee shall have the right to hold the Bonds on behalf of such Holder.

ARTICLE III

THE CERTIFICATES

Section 3.01. Classes of Certificates.

(a) The Certificates have been issued in two Classes, consisting of the Class A Certificates and the Class B Certificate with a residual interest. As of the Closing Date, the Class A Certificates and the Class B Certificate shall have the aggregate Outstanding Certificate Balances, and the Class A Certificates shall have the initial Certificate Rate and initial Remarketing Date, set forth in the following table:

		Aggregate
	Initial Certificate	Outstanding	Initial Remarketing
Designation	Rate	Certificate Balance	Date
Class A	4.26%	$191,535,000.00	November 10, 2013
Class B	N/A	$951,341.05
	TOTAL:	$192,486,341.05

The Class B Certificate shall be paid the Residual Distribution Amount on each Distribution Date.

(b) Accrued Certificate Distributions on the Certificates shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Accrued Certificate Distributions shall accrue on the Outstanding Certificate Balance of the Class A Certificates at the Certificate Rate as in effect from time to time. The Certificate Rate for the Class A Certificates is subject to adjustment on the initial Remarketing Date and each subsequent Remarketing Date as set forth in Section 3.16; provided that the aggregate amount of Accrued Certificate Distributions payable on the Class A Certificates on any Distribution Date shall not exceed the Adjusted Bond Coupon Amount.

Section 3.02. Voting of Bonds.

(a) In the event that the Trustee receives a request from a Bond Issuer, a Property Owner, a Bond Servicer or a Bond Trustee for its consent to any amendment, modification or waiver of any Bonds or other action modifying any Bonds, or any document relating thereto, or receives any other solicitation for any action with respect to any Bond or any documents relating to any securitization of the Bonds, the Trustee shall request instructions from the Class B Certificate Holder. The Trustee shall consent or vote, or refrain from consenting or voting, in accordance with the written instructions given, or not given, by the Holder of the Class B Certificate; provided, however, that, notwithstanding anything to the contrary stated herein, the Trustee shall at no time vote in favor or consent to any matter (i) that would alter the timing or amount of any payment on the Bonds, including, without limitation, any demand to accelerate the Bonds, or (ii) that would result in the exchange or substitution of any Bonds pursuant to a plan for the refunding or refinancing of such Bonds, except in each case with the unanimous written consent of both the Holders of the Class A Certificates and the Holder of the Class B Certificate.

(b) Except as set forth in Section 3.02(a), the Trustee shall not take any action as the nominal holder or owner of any of the Bonds, either alone or as part of a group of holders or owners of such Bonds, except in accordance with the affirmative written direction of the Holder of the Class B Certificate after notifying such Holder of such action.

(c) The Trustee shall have no liability for any failure to act resulting from the late return of, or failure to return, any such proxy sent by the Trustee to the Holders of the Certificates.

Section 3.03. Limitation on Issuance of Certificates. No Certificates may be issued under the provisions of this Agreement except in accordance with the provisions of this Article.

Section 3.04. Form and Numbering of Certificates. The Certificates are designated “TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A,” followed by the appropriate Class designation. The Definitive Certificates are issuable in fully registered form in Authorized Denominations. Each Class A Certificate and the Class B Certificate issued on or after the Closing Date shall be substantially in the form set forth in Exhibit A and Exhibit B hereto, respectively, with such appropriate variations, omissions and insertions as may be necessary or appropriate to conform to the provisions of this Agreement. All such Certificates may have endorsed thereon such letters, numbers or other marks of identification and such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or of any securities exchange or Securities Depository or any usage or requirement of law with respect thereto.

Section 3.05. Execution of Certificates; Manner of Payment.

(a) Certificates issued on or after the Closing Date shall be executed with the manual signature of an Authorized Trustee Officer. In case any Authorized Trustee Officer whose signature shall appear on any Certificates shall cease to be such officer before the delivery of such Certificates, such signature shall nevertheless be valid and sufficient for all purposes the same as if such person had remained in office until such delivery.

(b) Distributions of principal, premium, if any, and interest with respect to the Bonds to which the Holders of the Certificates are entitled hereunder shall be payable in any coin or currency of the United States of America that is legal tender for the payment of public and private debts on the respective dates of payment thereof. The final distribution with respect to all Certificates shall be payable at the principal corporate trust office of the Trustee upon the presentation and surrender of such Certificates as the same shall become due and payable.

(c) Payments on the Bonds to which the Holder of any Certificate is entitled which is payable, and is punctually paid or duly provided for, on any Distribution Date shall be paid by check to the Person in whose name such Certificate is registered in the Certificate Register at the close of business on the relevant Record Date. Payments shall be made by wire transfer of immediately available funds as provided in Section 3.13 and otherwise to any Holder within the continental United States of not less than $1,000,000 in aggregate initial Certificate Balance of Class A Certificates and the Holder of the Class B Certificate, at the option of such Holder, according to wire instructions given to the Trustee in writing for such purpose.

(d) Subject to the foregoing provisions of this Section 3.05 and Section 3.14, each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Certificate shall carry all the rights to interest accrued and unpaid, and to accrue, on the Bonds which were carried by such other Certificate and each such Certificate shall entitle the Holder thereof to receive interest payments from such date, so that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

Section 3.06. Validity of Certificates. Only such Certificates as shall have been duly executed by an Authorized Trustee Officer shall be entitled to any benefit or security under this Agreement. No Certificate shall be valid or become obligatory for any purpose unless and until such Certificate shall have been duly executed by an Authorized Trustee Officer, and such signature of an Authorized Trustee Officer upon any such Certificate shall be conclusive evidence that such Certificate has been duly executed and delivered under this Agreement.

Section 3.07. Exchange of Certificates. Subject to Sections 3.08 and 3.11, Certificates, upon surrender thereof at the corporate trust office of the Trustee, together with an assignment duly executed by the Holder or such Holder’s attorney or legal representative in such form as shall be satisfactory to the Trustee, may, at the option of the Holder thereof, be exchanged for an equal aggregate stated amount of Certificates of the same Class and terms, of any Authorized Denominations, entitling the Holder thereof to receive payments in the same manner and in the same form as the Certificates so surrendered for exchange.

Section 3.08. Registration and Transfer of Certificates.

(a) The Trustee shall establish and maintain the Certificate Register for the registration and registration of transfer of Certificates as provided in this Agreement. Said Certificate Register shall be available at all reasonable times for inspection by the Trustor, the Servicer and their respective agents and representatives, and the Trustee shall provide to the Trustor and the Servicer, upon their written request, an accurate copy of the names and addresses of the Holders set forth in the Certificate Register.

(b) The transfer of any Certificate may be registered only upon the Certificate Register upon surrender thereof to the Trustee together with an assignment duly executed by the Holder or such Holder’s attorney or legal representative in such form as shall be satisfactory to the Trustee and in compliance with Section 3.14. Upon any such registration of transfer, the Trustee shall execute and deliver in exchange for such Certificate a new registered Certificate or Certificates, registered in the name of the transferee, of any Authorized Denomination in the aggregate Certificate Balance equal to the Certificate Balance of such Certificate surrendered for transfer, of the same Class and terms, and entitling the Holder thereof to receive payments in the same manner and in the same form as the Certificates so surrendered for transfer.

(c) In all cases in which Certificates shall be exchanged or the transfer of Certificates shall be registered hereunder, the Trustee shall execute and deliver at the earliest practicable time Certificates in accordance with the provisions of this Agreement. All Certificates surrendered in any such exchange or registration of transfer shall be cancelled by the Trustee. No service charge shall be made for any registration, transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

Section 3.09. Ownership of Certificates. The Trustor, the Trustee, the Servicer and any agent of the Trustor, the Trustee or the Servicer may treat the Person in whose name any Certificate is registered, including, without limitation, any Securities Depository or its nominee, as the owner of such Certificate for the purpose of voting pursuant to Section 3.02, receiving distributions with respect to such Certificate, and for all other purposes whatsoever, whether or not such Certificate be overdue, and, to the extent permitted by law, neither the Trustor, the Trustee, the Servicer nor any such agent shall be affected by notice to the contrary.

Section 3.10. Authorization of Certificates; Delivery of Certificates.

(a) On the Closing Date, there shall be issued and Outstanding under this Agreement Class A Certificates and a Class B Certificate in the aggregate Outstanding Certificate Balances set forth in Section 3.01.

(b) The Outstanding Certificates shall be executed on the Closing Date substantially in the respective forms and in the manner set forth herein, but before the Certificates shall be entitled to any benefit or security under this Agreement, there shall be delivered to or deposited with the Trustee the following:

(i) the Bonds pursuant to Section 2.01;

(ii) a fully executed counterpart of this Agreement;

(iii) a fully executed counterpart of the Credit Enhancement Agreement and evidence that the Credit Enhancement Assets have been deposited with the Credit Enhancement Custodian;

(iv) opinions of Gallagher, Evelius & Jones, LLP, and New York counsel to the Trustor and the Servicer, as to the due authorization, execution and delivery of and the validity of and enforceability against each of the Trustor and the Servicer of this Agreement, in form and substance satisfactory to the Trustee;

(v) opinions of Gallagher, Evelius & Jones, LLP, and New York counsel to the Credit Enhancement Provider, as to the due authorization, execution and delivery of and the validity of and enforceability against the Credit Enhancement Provider of the Credit Enhancement Agreement, in form and substance satisfactory to the Trustee;

(vi) an opinion of Nixon Peabody LLP, counsel to the Trustee and the Credit Enhancement Custodian, as to the due authorization, execution and delivery of and the validity of and enforceability against the Trustee and the Credit Enhancement Custodian of this Agreement and the Credit Enhancement Agreement, in form and substance satisfactory to the Trustor;

(vii) an opinion of Kutak Rock LLP as to certain securities law matters, in form and substance satisfactory to the Trustor and the Trustee;

(viii) an opinion of Kutak Rock LLP as to certain tax law matters, in form and substance satisfactory to the Trustor and the Trustee; and

(ix) such other documents, certificates and opinions as the Trustor or the Trustee may require.

When such documents shall have been filed with the Trustee, the Certificates shall be entitled to all the benefits and security of this Agreement.

Section 3.11. Mutilated, Destroyed or Lost Certificates.

(a) In case any Certificate shall become mutilated or be destroyed or lost, the Trustee shall execute and deliver a new Certificate of like date, Class, terms and tenor in exchange and substitution for and upon the cancellation of such mutilated Certificate or in lieu of and in substitution for such destroyed or lost Certificate, and the Holder shall pay the reasonable expenses and charges of the Trustee in connection therewith and, in case of a destroyed or lost Certificate, the Holder shall file with the Trustee evidence satisfactory to it that such Certificate was destroyed or lost, and of such Holder’s ownership thereof, and shall furnish the Trustor and the Trustee with such security and/or indemnity as shall be satisfactory to them.

(b) Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Bonds, as if originally issued, whether or not the mutilated, destroyed or lost Certificate shall be found at any time.

Section 3.12. Book-Entry Only System for Class A Certificates.

(a) Except as otherwise provided herein, one fully registered global Certificate for the entire amount of the Class A Certificates shall be registered in the name of the Securities Depository or its nominee, and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members thereof. Such Class A Certificate shall be registered in the name of Cede & Co., as the nominee of DTC. Transfers of beneficial ownership interests in the Class A Certificates that are registered in the name of Cede & Co. will be accomplished by book entries made by the Securities Depository and in turn by the Agent Members who act on behalf of the Beneficial Owners of Class A Certificates.

(b) Neither the Trustee, the Trustor nor any of their respective affiliates shall have any responsibility or obligation with respect to:

(i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Class A Certificates;

(ii) the delivery to any Agent Member, any Beneficial Owner of the Class A Certificates or any other Person, other than the Securities Depository, of any notice with respect to the Class A Certificates;

(iii) the payment to any Agent Member, any Beneficial Owner of the Class A Certificates or any other Person, other than the Securities Depository, of any amount distributable with respect to the Class A Certificates; or

(iv) the failure of the Securities Depository to effect any transfer.

(c) So long as the Class A Certificates are registered in the name of a Securities Depository or its nominee, the Trustee shall treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Class A Certificates for all purposes whatsoever, including without limitation:

(i) the payment of distributions to Holders of the Class A Certificates;

(ii) giving notices of mandatory tender and purchase and other matters with respect to the Class A Certificates;

(iii) registering transfers with respect to the Class A Certificates;

(iv) voting; and

(v) the selection of Class A Certificates for mandatory tender and purchase.

(d) If at any time (i) the Securities Depository notifies the Trustee that it is unwilling or unable to continue as Securities Depository with respect to the Class A Certificates, or the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Servicer within 90 days after it receives notice from the Trustee or becomes aware of such condition, as the case may be, or (ii) the Trustor, at its sole option, elects to terminate the book-entry system through the Securities Depository, then the Trustee at the expense of the Trustor shall execute and deliver Definitive Certificates representing the Class A Certificates in exchange for the global Certificates. Such Definitive Certificates shall be registered in such names and be in such Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Certificates representing the Class A Certificates to the Persons in whose names such Class A Certificates are so registered.

(e) Except as otherwise provided herein, one fully registered Class B Certificate shall be registered in the name of the Holder thereof or its nominee.

Section 3.13. Method of Payment. So long as the Class A Certificates are registered in the name of the Securities Depository or a nominee thereof, distributions of principal, premium, if any, and interest (other than at maturity) with respect to such Certificates shall be made to the Securities Depository by wire transfer provided proper wire instructions are received by the Trustee prior to the applicable Record Date therefor.

Section 3.14. Limitations on Transfer.

(a) Certificates and any beneficial interests therein may only be issued and sold or transferred to (i) Qualified Institutional Buyers purchasing the Certificates for their own account that are also (ii) Qualified Purchasers, in each case meeting the additional requirements of Section 3.14(b). Neither the Certificates nor any interest therein may be transferred or resold except pursuant to an exemption from the registration requirements of the Investment Company Act and the Securities Act.

(b) Each transferee of a Certificate or any beneficial interest therein will be deemed to represent at time of transfer that (i) it is a Qualified Institutional Buyer, (ii) it is a Qualified Purchaser, (iii) it is not formed for the purpose of investing in the Certificates, unless each of its beneficial owners is a Qualified Purchaser, (iv) it is not a dealer described in paragraph (a)(l)(ii) of Rule 144A promulgated under the Securities Act (“Rule 144A”), unless such transferee owns and invests on a discretionary basis at least U.S. $25 million in securities of issuers that are not affiliated persons of such dealer, (v) it is not a plan referred to in paragraph (a)(1)(i)(D) or (E) of Rule l44A or a trust fund referred to in paragraph (a)(I)(i)(F) of Rule l44A that holds the assets of such plan, unless investment decisions are made solely by the fiduciary, trustee or sponsor of such plan, and (vi) it, and each account for which it is purchasing, is purchasing Certificates in at least the minimum denomination.

(c) The Certificates shall bear legends stating that they have not been registered under the Securities Act and are subject to the transfer requirements described in subsections (a) and (b) of this Section 3.14. By purchasing a Certificate or any interest therein, each purchaser shall be deemed to have agreed to these transfer requirements.

(d) The Certificates and related documentation, including this Agreement, may be amended or supplemented from time to time by the Trustor and the Trustee to modify the restrictions on and procedures for resale and other transfers of the Certificates and interests therein to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or other transfer of restricted securities generally if the Trustor and the Trustee shall have received an Opinion of Counsel to the effect that such amendment or supplement is necessary or appropriate.

(e) In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Trustor shall provide to any Holder of a Certificate and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Certificate to be made pursuant to Rule 144A. However, the Trustor shall not be required to provide with respect to a Certificate more information than is required by Rule 144A as of the date such Certificate is issued but may elect to do so if necessary under subsequent revisions of Rule 144A. In connection with the same, the Trustor shall comply with Rule 144A(d)(4) of the Securities Act. In addition, the Trustor may from time to time modify the foregoing restrictions on resale and other transfers, without the consent but upon notice to the Holders of the Certificates, in order to reflect any amendment to Rule 144A or change in the interpretation thereof or practices thereunder if the Trustor and the Trustee shall have received an Opinion of Counsel to the effect that such amendment or supplement is necessary or appropriate.

(f) The Certificates shall not be listed on any “established securities market.” For this purpose, an “established securities market” includes any national securities exchange registered under the Securities Exchange Act or exempted from registration because of the limited volume of transactions, any local exchange and any over the counter market characterized by an interdealer quotation system which regularly disseminates quotations of obligations by identified brokers or dealers, by electronic means or otherwise.

(g) With respect to certain DTC-related actions, the Trustor on behalf of the Trust shall ensure that the CUSIP numbers assigned to the Class A Certificates have a “fixed field” attachment that contains indicators for Rule 144A and the Investment Company Act exemption. If at any time Class A Certificates that are registered with DTC or any other securities depository are issued or transferred to an entity unrelated to the Trustor, the Trustor on behalf of the Trust shall cause (or shall require the Remarketing Agent to cause) the relevant Bloomberg Financial Markets screen to contain customary indicators for Rule 144A and the Investment Company Act exemption. These indicators shall state clearly that sales of the Class A Certificates are restricted to Qualified Institutional Buyers that are also Qualified Purchasers, and should include the following disclosures:

(i) The “Note Box” on the bottom of the “Security Display” page describing the Class A Certificates should state “Issued Under 144A/3(c)(7) Investment Company Act exemption”;

(ii) The “Security Display” page should have a flashing red indicator stating “See Other Available Information”; and

(iii) Such indicator should link to the “Additional Security Information” page, which should state that the Class A Certificates are being offered in reliance on the exemption from registration under Rule 144A to Persons who are Qualified Institutional Buyers and Qualified Purchasers.

(h) Notwithstanding any other express or implied agreement to the contrary, the Trust, the Trustor, the Servicer and each Holder of Class A Certificates agree that each of them and each of their employees, representatives, and other agents may disclose, immediately upon commencement of discussions, to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms “tax,” “tax treatment,” “tax structure,” and “tax benefit” are defined under Treasury Regulation §1.6011-4(c).

(i) Each Holder of the Certificates acknowledges that it has been afforded an opportunity to request and to review and it has received, all information considered by it to be necessary to make an investment decision in purchasing the Certificates.

(j) Notwithstanding anything herein to the contrary, the Trustor shall not transfer the Class B Certificate to any other entity without the consent of Class A Certificateholders constituting a majority of the Outstanding Certificate Balance of the Class A Certificates unless it has provided documentation, to the reasonable satisfaction of the Initial Purchaser, that either (i) the Trustor, (ii) an affiliate of the Trustor or (iii) a non-affiliated entity has guaranteed all the obligations related to additional capital contributions of the Holder of the Class B Certificate pursuant to Section 5.04, provided that (a) with respect to an affiliate of the Trustor, such affiliate either (1) maintains a rating of at least “Aa3,” “AA-” or its equivalent from a nationally recognized rating agency or (2) secures such guaranty with a letter of credit or similar credit facility from a financial institution that maintains a rating of at least “Aa3,” “AA-” or its equivalent from a nationally recognized rating agency and (b) with respect to an entity that is not an affiliate of the Trustor, such entity secures such guaranty with a letter of credit or similar credit facility from a financial institution that maintains a rating of at least “Aa3,” “AA-” or its equivalent from a nationally recognized rating agency; and, in each case, the transfer of the Class B Certificate shall be accompanied by an opinion of the guarantor’s counsel to the effect that such guaranty is valid, binding and enforceable and an opinion of nationally recognized bond counsel to the effect that such transfer and guaranty will not adversely affect the tax treatment of any payments required to be made by the Holder of the Class B Certificate pursuant to Section 5.04 as a result of such guaranty structure.

(k) Each transferee or purchaser of Class A Certificates or any beneficial interest therein will be deemed to acknowledge by its purchase or transfer of Class A Certificates that (i) it has been afforded an opportunity to request from the Trustor and the Trust and to review, and it has received, all additional information considered by it to be necessary to verify the accuracy of the information in the Private Placement Memorandum and to make an investment decision, (ii) it has not relied on the Initial Purchaser or any person affiliated with the Initial Purchaser in connection with its investigation of the accuracy of the information contained in the Private Placement Memorandum or its investment decision and (iii) except for information provided directly by the Trustor or the Trust pursuant to (i) above, no person has been authorized to give any information or to make any representation concerning the Class A Certificates other than those contained in the Private Placement Memorandum and, if given or made, such other information or representation should not be relied upon as having been authorized by any of the Trustor, the Trust or the Initial Purchaser.

(l) The Class A Certificates may not be purchased by any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any plan, including an individual retirement account or Keogh plan, subject to Section 4975 of the Code or any entity who assets include “plan assets” of any such plan. Each transferee or purchaser of Class A Certificates or any beneficial interest therein will be deemed to have represented and warranted at the time of transfer or purchase to the Trust, the Trustor and the Initial Purchaser by its purchase or transfer of Class A Certificates that its purchase or acquisition of Class A Certificates will not violate the restriction in the immediately preceding sentence.

(m) No Certificates may be transferred in violation of this Section 3.14 or, if as a result of a proposed transfer the Trust would be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes; and any such transfer shall be void ab initio and shall have no effect.

Section 3.15. Mandatory Tender and Remarketing on the Remarketing Date.

(a) Not less than ten Business Days prior to the Remarketing Date, the Servicer shall determine (i) the market value of each issue of the Bonds, based on a Quotation of Bond Price, and (ii) whether any Gain Share would be payable to the Holders of the Class A Certificates if the Bonds were liquidated at a price equal to such market value on such date. On such date of determination, the Servicer shall notify the Trustor and the Trustee by telephone (confirmed in writing) or Electronic Means and mail written notice to the Holders of the Class A Certificates, in each case specifying such market value and, if any Gain Share would be so payable, the amount thereof.

(b) The Class A Certificates shall be subject to mandatory tender for purchase at a price equal to the Outstanding Certificate Balance thereof plus Accrued Certificate Distributions, if any, and any Gain Share in the event of an Optional Liquidation, if any, on the Remarketing Date, after giving effect to distributions pursuant to Sections 4.02 and 4.03 on such date. Each Class A Certificate shall be tendered to the Trustee on the Remarketing Date for purchase unless the applicable Certificateholder has elected to retain its Class A Certificate. Any such election by a Holder to retain its Class A Certificates (an “Election to Retain”), which is subject to the rights of the Holder of the Class B Certificate to cause an Optional Liquidation of the Class A Certificates, must be exercised not later than five Business Days prior to the Remarketing Date by delivery to the Trustee and the Remarketing Agent of a notice substantially in the form set forth as Exhibit C hereto.

(c) The Trustee shall provide notice of the Remarketing Date to each Holder of Class A Certificates pursuant to Section 4.06.

(d) The Class A Certificates as to which no Election to Retain has been exercised shall be subject to purchase on the Remarketing Date and shall be purchased at the price set forth in Section 3.15(b). Unless the Holder of the Class B Certificate has elected to cause an Optional Liquidation of the Class A Certificates, such Class A Certificates shall be remarketed pursuant to Article IX. Failure to deliver Class A Certificates as to which no Election to Retain has been exercised shall not prevent the remarketing and mandatory purchase of such Class A Certificates and such Class A Certificates shall be deemed tendered and purchased whether or not delivered to the Trustee. Any Election to Retain not made in substantial compliance with the terms of this Agreement shall be invalid and shall be rejected; provided that with the written consent of the Trustor, the Trustee may waive any defect, irregularity or informality in any Election to Retain. The determination by the Trustee as to whether an Election to Retain is made in accordance with the terms of this Agreement shall be binding upon the Holders and Beneficial Owners of the Certificates, the Trustor, the Servicer and the Remarketing Agent. If an Election to Retain is rejected, the Class A Certificates with respect to which it is made will be subject to purchase on the applicable Remarketing Date. The Trustee shall notify the Remarketing Agent and the Servicer of the aggregate Outstanding Certificate Balance of Class A Certificates for which it shall have received an Election to Retain.

(e) In the event that all of the Class A Certificates subject to mandatory tender on the Remarketing Date have not been purchased on account of an Optional Liquidation and cannot be successfully remarketed as provided herein (a “Failed Remarketing”), the Class A Certificates shall not be remarketed, or subject to tender or purchase on the Remarketing Date, and a Trust Termination Event shall occur.

Section 3.16. Determination of Subsequent Remarketing Dates and Certificate Rates.

(a) The Certificate Rate for the Class A Certificates from and including the Closing Date to but excluding the initial Remarketing Date shall be the initial Certificate Rate set forth in Section 3.01.

(b) At least thirty days prior to any Remarketing Date, the Servicer, with the advice of the Remarketing Agent, shall determine the subsequent Remarketing Date for such Series of Class A Certificates based upon the prevailing market conditions and the objective of the Trustor at the time of the applicable Remarketing Date. The Servicer shall provide written notice of the subsequent Remarketing Date to the Trustee in writing. In no event shall any subsequent Remarketing Date be a date past the Final Distribution Date.

(c) Provided that the Remarketing Agent has not received a notice of Optional Liquidation pursuant to Section 5.02, not less than fifteen Business Days prior to the applicable Remarketing Date, the Remarketing Agent shall determine the Certificate Rate that will be in effect for the Class A Certificates from and after the Remarketing Date to but not including the next Remarketing Date or the Final Distribution Date in accordance with the procedures and standards set forth in this Section 3.16. The Remarketing Agent shall immediately upon determination inform the Trustee, the Trustor and the Servicer by telephone (confirmed in writing) or Electronic Means of the Certificate Rate for such Class A Certificates so determined. The determination of the Certificate Rate for such Class A Certificates by the Remarketing Agent shall be conclusive and binding, in the absence of manifest error, upon the Trustee, the Trustor, the Servicer and the Holders and Beneficial Owners of the Certificates.

(d) The Certificate Rate for such Class A Certificates to be established in respect of the applicable Remarketing Date shall be the per annum rate determined by the Remarketing Agent as the lowest Certificate Rate that, in its judgment and taking into account the prevailing market conditions, would result in a resale of the Class A Certificates at a price equal to par; provided, however, that in no event shall the Certificate Rate for such Class A Certificates be set such that the aggregate amount of distributions payable with respect to the Class A Certificates, would on any Distribution Date exceed the Adjusted Bond Coupon Amount. If the Remarketing Agent fails to determine such Certificate Rate for such Class A Certificates on or before ten days prior to the Remarketing Date, the Class A Certificates shall be remarketed for a period of one year with a Certificate Rate equal to the lower of 75% of the rate on one year US Treasury Notes at that time or the interest rate on the underlying Bonds with such first anniversary date treated as a new Remarketing Date. For purposes of establishing the Certificate Rate in respect of the Remarketing Date, the Trustor shall obtain from the Holder of the Class B Certificate and deliver to the Remarketing Agent a certification in the form attached hereto as Exhibit D not less than ten Business Days prior to the Remarketing Date.

ARTICLE IV

DISTRIBUTIONS IN RESPECT OF THE CERTIFICATES

Section 4.01. Deposit of Funds Received on Bonds.

(a) The Trustee shall deposit funds received representing interest on the Bonds in the Interest Subaccount, pending distribution pursuant to Section 4.02.

(b) The Trustee shall deposit funds received representing (i) regularly scheduled principal payments on the Bonds, (ii) unscheduled principal payments due and payable on the Bonds as a result of a redemption or mandatory tender of the Bonds and (iii) the Principal Component of any proceeds received from the sale or liquidation of the Bonds in the Principal Subaccount, pending distribution pursuant to Section 4.03.

(c) The Trustee shall deposit any Gain received in connection with the liquidation of the Bonds into the Gain Share Subaccount or the Liquidation Proceeds Subaccount, as provided in Section 6.01(b) to be disbursed pursuant to Section 6.01(c) or 6.01(d), respectively.

Section 4.02. Distributions of Interest.

(a) On each Special Distribution Date and each Scheduled Distribution Date, the Trustee shall distribute the funds on deposit in the Interest Subaccount (the “Interest Collections”) in the following order of priority, each priority being fully paid before such funds are used to pay any lower priority and no payment being made on any priority if such funds have been exhausted in the payment of higher priorities:

(i) to the Trustee, an amount equal to the Trustee Fee;

(ii) to the Holders of Class A Certificates, an amount equal to the Accrued Certificate Distributions on the Class A Certificates; provided that with respect to a Special Distribution Date on which less than all of the Bonds have been redeemed, sold, or liquidated, the amount distributable shall be limited to the Accrued Certificate Distributions on the Certificate Balance of the Class A Certificates being redeemed on such date;

(iii) to the Trustee, an amount equal to any unreimbursed Trust Expenses;

(iv) to the Servicer, an amount equal to the Servicing Fee;

(v) to the Credit Enhancement Provider, any unreimbursed amounts on the Credit Enhancement Agreement; and

(vi) to the Holder of the Class B Certificate, any remaining Interest Collections.

(b) If the funds on deposit in the Interest Subaccount are insufficient to pay the Accrued Certificate Distributions on the Class A Certificates pursuant to priority (i) and (ii) in Section 4.02(a), the Trustee shall demand payment under the Credit Enhancement Agreement in the amount of any such shortfall. The Trustee shall distribute the proceeds of such demand for payment under the Credit Enhancement Agreement, upon receipt, to the Holders of the Class A Certificates, pro rata, up to an amount equal to the unpaid Accrued Certificate Distributions thereon. If the proceeds of any such demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets are insufficient to pay the unpaid portion of any Accrued Certificate Distributions that is due on the Class A Certificates, the Trustee shall declare a Trust Termination Event pursuant to Section 5.01.

Section 4.03. Distributions of Principal.

(a) On each Special Distribution Date and each Scheduled Distribution Date, the Trustee shall distribute the funds on deposit in the Principal Subaccount (the “Principal Collections”) in the following order of priority, each priority being fully paid before such funds are used to pay any lower priority and no payment being made on any priority if such funds have been exhausted in the payment of higher priorities:

(i) to the Holders of Class A Certificates, pro rata among such Holders, in reduction of the Certificate Balance thereof, until such balance is reduced to zero, an amount equal to the pro rata portion (based on the Outstanding Certificate Balance of the Class A Certificates divided by the Outstanding Certificate Balance of the Certificates) of the Aggregate Distributable Principal Amount of the Principal Collections for such Distribution Date;

(ii) to the Trustee, an amount equal to any portion of the Trust Expenses remaining unreimbursed after the application of Interest Collections pursuant to Section 4.02(a)(iii);

(iii) to the Servicer, an amount equal to any portion of the Servicing Fee remaining unpaid after the application of Interest Collections pursuant to Section 4.02(a)(iv);

(iv) to the Holder of the Class B Certificate, an amount up to the Outstanding Certificate Balance thereof;

(v) to the Credit Enhancement Provider, an amount up to the aggregate amount of any unreimbursed payments made under the Credit Enhancement Agreement; and

(vi) to the Holder of the Class B Certificate, any remaining Principal Collections.

(b) If the funds on deposit in the Principal Subaccount are insufficient to pay the Aggregate Distributable Principal Amount of the Principal Collections pursuant to priority (i) in Section 4.03(a), the Trustee shall demand payment under the Credit Enhancement Agreement in the amount of any such shortfall. The Trustee shall distribute the proceeds of such demand for payment under the Credit Enhancement Agreement, upon receipt, to the Holders of the Class A Certificates, pro rata, up to an amount equal to the unpaid Aggregate Distributable Principal Amount. If the proceeds of any such demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets are insufficient to pay the unpaid portion of any Aggregate Distributable Principal Amount that is due and payable to the Holders of the Class A Certificates, the Trustee shall declare a Trust Termination Event pursuant to Section 5.01.

Section 4.04. Defaults on Bonds.

(a) Upon receipt of notice of any default on the Bonds from any Bond Issuer or any applicable fiduciary, or upon actual knowledge thereof by an officer of the Trustee assigned to its corporate trust office, the Trustee shall promptly give notice of such default to the Holders of the Certificates. Such notice shall set forth (i) the identity of the issue of Bonds, (ii) the date and nature of such default, (iii) the amount of principal and the amount of interest to which such default relates, and (iv) any other information which the Trustee deems appropriate.

(b) If any action to be taken by the applicable fiduciary in connection with a default on the Bonds requires the vote, consent or other direction from the owners of such Bonds, the Trustee shall so vote, consent or otherwise direct solely as directed by the Holders of Certificates as provided in Section 3.02.

Section 4.05. Late Fees. Notwithstanding Sections 4.02 and 4.03, any late fees received by the Trustee in respect to any Bond or Property and identifiable as such shall be paid by the Trustee to the Servicer.

Section 4.06. Notice of Mandatory Tender. Not more than fifteen nor less than seven Business Days prior to any date on which the Class A Certificates are subject to mandatory tender and purchase pursuant to Section 3.15, 5.02 or 5.03, the Trustee shall mail notice of such mandatory tender to the Holders of the Class A Certificates at their addresses appearing on the Certificate Register. If and for so long as the Class A Certificates are held in book-entry form, such notice shall be provided solely to the Securities Depository or its nominee as Holder of such Certificates. Failure to mail any such notice of mandatory tender or any defect therein shall not affect the validity of the proceedings for such mandatory tender and purchase. Any such notice of mandatory tender provided in connection with the Remarketing Date pursuant to Section 3.15 shall include the following information:

(a) the applicable Remarketing Date;

(b) that any Holder or Beneficial Owner of Class A Certificates shall have the right to an Election to Retain which must be exercised no later than five Business Days prior to the Remarketing Date and in accordance with the procedures of the Securities Depository, if applicable; and

(c) the subsequent Remarketing Date and Certificate Rate determined pursuant to Section 3.16 to be in effect from the current Remarketing Date to the subsequent Remarketing Date of such Class A Certificates.

ARTICLE V

TRUST TERMINATION, OPTIONAL

LIQUIDATION AND FINAL DISTRIBUTION

Section 5.01. Trust Termination Events.

(a) Each of the following constitutes a “Trust Termination Event” under this Agreement:

(i) any failure to pay Accrued Certificate Distributions due on the Class A Certificates on any Distribution Date;

(ii) any failure to pay Aggregate Distributable Principal Amount due and payable to Holders of the Class A Certificates on any Distribution Date;

(iii) any failure to pay the purchase price of Class A Certificates equal to at least the Outstanding Certificate Balance of such Class A Certificates plus Accrued Certificate Distributions thereon tendered on any Remarketing Date, any Optional Liquidation Date or the Final Distribution Date from the remarketing proceeds or liquidation of Bonds; and

(iv) an Act of Bankruptcy with respect to the Holder of the Class B Certificate or, if applicable, such other entity as may be required pursuant to Section 3.14(j) to make the additional capital contributions of the Holder of the Class B Certificate pursuant to Section 5.04;

provided, however, a bankruptcy or insolvency event described in the foregoing clause (iv) will not constitute a Termination Event for one year after the date of occurrence of such bankruptcy or insolvency event. Upon the occurrence of a Trust Termination Event, the Trust will be terminated.

(b) Upon the occurrence of a Trust Termination Event, the Trustee shall promptly (i) notify the Trustor and the Servicer of the occurrence thereof, (ii) mail written notice of the occurrence thereof to each Holder of Certificates and (iii) to the extent necessary, demand payment under the Credit Enhancement Agreement in an amount sufficient to pay the Holder of the Class A Certificates the aggregate Outstanding Certificate Balance of the Class A Certificates, plus Accrued Certificate Distributions thereon pursuant to the priorities set forth herein.

(c) Upon receipt of notice of the occurrence of a Trust Termination Event, the Servicer shall, based upon a Quotation of Bond Price, promptly determine the highest price at which the Bonds can be liquidated, and the Servicer shall liquidate the Bonds at such price. If the Bonds are not liquidated at a price, together with the proceeds of the demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets pursuant to Section 5.01(b) and available funds in the Trust Account, to the extent necessary, sufficient to pay the aggregate Outstanding Certificate Balance of the Class A Certificates, plus Accrued Certificate Distributions thereon, the provisions of Section 5.04 shall apply. Any liquidation of Bonds pursuant to this subsection shall be subject to a right of first refusal of the Holder of the Class B Certificate. The exercise price for any such right of first refusal of the Holder of the Class B Certificate (the “Exercise Price”) shall be an amount equal to the greater of (i) the amount necessary to pay the aggregate Outstanding Certificate Balance of the Class A Certificates, plus Accrued Certificate Distributions thereon, to the Holders of the Class A Certificates pursuant to the priorities set forth herein and (ii) the amount obtained with respect to the Quotation of Bond Price set forth above.

(d) The Principal Component of the proceeds of such liquidation, shall be treated as principal payments and distributed as provided in Section 4.03. Accrued and unpaid interest on such Bonds shall be treated as interest payments and distributed as provided in Section 4.02. Any Gain shall be distributed as provided in Section 6.01. Any draws on the Credit Enhancement Agreement shall be deemed proceeds of such liquidation for purposes of this subsection (d).

(e) Upon the distribution of the proceeds from the liquidation of the Bonds, together with the proceeds of any demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets, and the proceeds of any demand on the Holder of the Class B Certificate pursuant to Section 5.04, as applicable, and payment in full to the Holders of the Class A Certificates, the Trust shall terminate.

Section 5.02. Optional Liquidation of Bonds and Termination of Trust.

(a) On each Remarketing Date, the Trust shall be subject to liquidation, in whole but not in part (“Optional Liquidation”) at the direction of the Holder of the Class B Certificate upon 30 days’ prior written notice in the form of Exhibit D attached hereto to the Trustor, the Trustee and the Servicer, provided that the proceeds of such liquidation shall be sufficient to cause the Holders of the Class A Certificates to receive, after giving effect to any distributions pursuant to Sections 4.02 and 4.03 on such date, at least the aggregate Outstanding Certificate Balance thereof plus Accrued Certificate Distributions thereon.

(b) On the applicable Optional Liquidation Date, the Servicer shall sell and liquidate all of the Bonds, on behalf of the Trust, at the highest price obtainable under then current market conditions based on Quotation of Bond Price (subject to a right of first refusal of the Holder of the Class B Certificate at the Exercise Price) provided that the proceeds received from the liquidation of the applicable Bonds on a Optional Liquidation Date will be sufficient to pay 100% of the Outstanding Certificate Balance and Accrued Certificate Distributions on the Class A Certificates subject to the Optional Liquidation. The Principal Component of the proceeds of such liquidation, shall be treated as principal payments and distributed as provided in Section 4.03. Accrued and unpaid interest on such Bonds shall be treated as interest payments and distributed as provided in Section 4.02. Any Gain shall be distributed as provided in Section 6.01. If proceeds received from the liquidation of the applicable Bonds on an Optional Liquidation Date will not be sufficient to pay 100% of the Outstanding Certificate Balance and Accrued Certificate Distributions on the Class A Certificates subject to the Optional Liquidation, a Trust Termination Event shall occur.

(c) Upon the distribution of the proceeds of the liquidation of the Bonds pursuant to Section 5.02(b), assuming the event described in the last sentence thereof has not occurred, the Certificates shall be cancelled and the Trust shall terminate.

(d) On a Remarketing Date, if the Class B Certificateholder has not directed an Optional Liquidation, the Class A Certificates shall be subject to remarketing and Class A Certificates for which no Election to Retain has timely been made shall be required to be tendered to the Trustee on the Remarketing Date for purchase and tender pursuant to Section 3.15 and remarketing pursuant to Section 9.02.

Section 5.03. Final Distribution Date and Termination of the Trust.

(a) The Class A Certificates shall be subject to mandatory tender for purchase and cancellation on the Final Distribution Date at a price equal to the Outstanding Certificate Balance of the Class A Certificates, plus Accrued Certificate Distributions thereon.

(b) On the Final Distribution Date, the Servicer shall sell and liquidate all of the Bonds, on behalf of the Trust, at the highest price obtainable under then current market conditions based upon Quotation of Bond Price (subject to a right of first refusal of the Holder of the Class B Certificate at the Exercise Price). To the extent that the proceeds of such liquidation are insufficient to pay the Outstanding Certificate Balance of the Class A Certificates, plus Accrued Certificate Distributions thereon, on the Final Distribution Date pursuant to the priorities set forth herein, the Trustee shall make a demand on the Credit Enhancement Agreement for an amount equal to such deficiency. The Principal Component of the proceeds of such liquidation shall be treated as principal payments and applied as provided in Section 4.03. Accrued and unpaid interest on such Bonds shall be treated as interest payments and applied as provided in Section 4.02. Any Gain shall be distributed pursuant to the provisions of Section 6.01. Any draws on the Credit Enhancement Agreement shall be deemed proceeds of such liquidation for purposes of this subsection (b). To the extent that the proceeds of such liquidation and a demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets are insufficient to pay the Outstanding Certificate Balance of the Class A Certificates, plus Accrued Certificate Distributions thereon, on the Final Distribution Date, the provisions of Section 5.04 shall apply.

(c) Upon the distribution of the proceeds from the liquidation of the Bonds, together with the proceeds of any demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets, and the proceeds of any demand on the Holder of the Class B Certificate pursuant to Section 5.04, as applicable, and payment in full to the Holders of the Class A Certificates, the Trust shall terminate.

Section 5.04. Additional Capital Contributions. If in connection with a Trust Termination Event or the final distribution on the Final Distribution Date, the proceeds from the liquidation of all of the Bonds, together with any other Trust Assets and the proceeds of the demand on the Credit Enhancement Agreement resulting from the liquidation of the Credit Enhancement Assets, are insufficient to pay any unpaid Accrued Certificate Distributions and 100% of the Outstanding Certificate Balance of the Class A Certificates pursuant to the priorities set forth herein, then the Holder of the Class B Certificate shall, within five days of the date of the liquidation of the Bonds, make a one-time contribution to the Trust in an amount equal to the amount of such deficiency, if any (“Shortfall”), to be paid to the Holders of the Class A Certificates, up to an amount equal to the Maximum Contribution Amount. Any contribution by the Holder of the Class B Certificate to the Trust pursuant to this Section 5.04 shall be first be treated as a Interest Collection for purposes of Section 4.02(a)(i) and (ii) and then as a Principal Collection for purposes of Section 4.03(a)(i). To the extent of any payment made under this Section 5.04 by the Holder of the Class B Certificate, the Holder of the Class B Certificate shall be entitled to any rights, if any, of the Trust to recover any amounts associated with such payment from any third party.

Section 5.05. Credit Enhancement Agreement. On the Closing Date, the Trustee shall, on behalf of the Trust, enter into the Credit Enhancement Agreement with the Credit Enhancement Provider. The Trustee shall make demands on the Credit Enhancement Agreement, in accordance with its terms, to the extent necessary pursuant to Sections 4.02(b), 4.03(b), 5.01(b) and 5.03(b).

ARTICLE VI

DETERMINATION AND PAYMENT OF BOND LIQUIDATION PRICE AND GAIN SHARE

Section 6.01. Determination and Payment of Gain Share.

(a) The Trustee shall have no responsibility for the calculation of the Gain Share, nor shall it have any responsibility for the payment thereof except from and to the extent of amounts deposited for such purpose in the Gain Share Subaccount.

(b) The Trustee shall make the following deposits from the proceeds of the liquidation of any Bonds: (i) an amount equal to the Principal Component into the Principal Subaccount, (ii) an amount equal to the accrued and unpaid interest on such Bonds into the Interest Subaccount, (iii) an amount equal to ten percent (10%) of any Gain into Gain Share Subaccount to be applied to pay the related payment of Gain Share described in Section 6.01(c) below; and (iv) any remaining proceeds of such liquidation into the Liquidation Proceeds Subaccount.

(c) The Trustee shall apply all amounts deposited into the Gain Share Subaccount to the payment of Gain Share on any Optional Liquidation Date, Trust Termination Date, Final Distribution Date or other Special Distribution Date to the Holders of all Outstanding Class A Certificates on a pro rata basis.

(d) The Trustee shall pay all amounts deposited into the Liquidation Proceeds Subaccount to the Holder of the Class B Certificate.

ARTICLE VII

THE TRUSTEE

Section 7.01. Acceptance of Duties. The Trustee hereby accepts and agrees to fulfill the obligations imposed upon it by this Agreement, but only upon the terms and conditions set forth in this Article VII and subject to the provisions of this Agreement, to all of which the Trustor, the Servicer and the Holders agree. The Trustee shall be responsible for performing such duties and only such duties as are specifically set forth in the Agreement and no implied covenants, duties or obligations (whether of a fiduciary nature or otherwise) shall be read into the Agreement or implied in law against the Trustee.

Section 7.02. Limited Liability.

(a) The Trustee shall incur no liability to any Holder of any Certificate if, by reason of any provision of any present or future law, or regulation thereunder, of any governmental authority, or by reason of any natural disaster or war or other circumstance beyond its control, the Trustee is prevented from doing or performing any act or thing which the terms of this Agreement provide should be done or performed.

(b) The Trustee shall assume no obligation and shall not be subject to any liability to Holders of Certificates or the Trustor in the performance of its duties, other than by reason of willful misconduct, bad faith or negligence. The Trustee is not under any obligation to take any action which may tend to involve it in any expense or liability, the recovery or payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Trustee may own and deal in Bonds, in obligations of the same issue and maturity as the Bonds and in the Certificates, as though it were not the Trustee under this Agreement.

(c) The Trustee shall not be charged with knowledge of any event or condition unless an officer assigned to the department administering this Agreement has actual knowledge thereof.

(d) The Trustee shall be entitled to rely on and shall be under no obligation to verify any determination of any statistical amount, price, valuation, mathematical value or market price furnished to the Trustee by the Servicer including, without limitation, any Base Price or Gain Share.

(e) The Trustee shall not be liable to any Owner or Beneficial Owner of any Certificate for any action or non-action by it in reasonable reliance upon any Opinion of Counsel, the advice of or information from legal counsel, accountants, any Owner or Beneficial Owner of a Certificate or any other person reasonably believed by it to be competent to give such advice or information. The Trustee may rely and shall be protected in acting upon any written notice, request, direction or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

(f) Except for the authority and authenticity of any signatures of signatories of the Trustee appearing on the Certificates, the Trustee makes no representations as to the validity or sufficiency of the Certificates or as to the validity, sufficiency, worth or tax-exempt status of the Bonds relating thereto.

(g) The Trustee may perform any of the duties hereunder through agents, attorneys or a custodian and shall not be liable for the acts or omissions of any person appointed with due care.

Section 7.03. Fidelity Bond. The Trustee is required at all times to maintain a fidelity bond or other insurance (which may be self-insurance) in reasonable form and amount to protect against loss due to dishonest or fraudulent action by its employees in connection with its obligations under this Agreement.

Section 7.04. Indemnification of Trustee.

(a) The Trustor agrees to indemnify the Trustee against, and hold it harmless from, any liability or expense relating to, or in any way connected with acting as Trustee, other than any loss, liability or expense that (i) constitutes a specific liability of the Trustee in its individual capacity under this Agreement, (ii) is incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee’s duties under this Agreement or (iii) results from a breach of, or is incurred by reason of the Trustee’s reckless disregard of the Trustee’s obligations and duties under this Agreement. Without limiting the generality of the foregoing, the Trustee shall have no duty or responsibility for and shall not be deemed to have been negligent with respect to, and the Trustor shall indemnify and hold harmless the Trustee against, any liability arising out of any claim (i) that the Bonds are not genuine, (ii) that any disclosure with respect to the Bonds or the Certificates required by applicable federal and state laws was not made, or (iii) that registration of the Certificates or any investment company relating to the Certificates and this Agreement is required by applicable federal or state securities laws and the Trustor failed to effect such registration (provided, however, that the Trustee shall abide by the transfer restrictions set forth in Section 3.14).

(b) If the indemnification provided for in the preceding paragraph is invalid or unenforceable in accordance with its terms, then the Trustor shall contribute to the amount paid or payable by the Trustee as a result of such liability in such proportion as is appropriate to reflect the relative benefits received by the Trustor, on one hand, and the Trustee, on the other, from the issuance and sale of such Certificates. For this purpose the benefits received by the Trustor shall be the aggregate amount received by the Trustor upon the sale of such Certificates, less the costs and expenses of such sale, including the cost of acquisition of the Bonds or parts thereof evidenced thereby, and the benefits received by the Trustee shall be the aggregate amount of fees received by the Trustee, less costs and expenses incurred in relation to such Certificates. If, however, the allocation provided by the immediately preceding two sentences is not permitted by applicable law, then the Trustor shall contribute to such amount paid or payable by the Trustee, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trustor, on the one hand, and the Trustee, on the other, in connection with the actions or omissions which resulted in such liability, as well as any other relevant equitable considerations.

(c) In case any claim shall be made or action brought against the Trustee for any reason for which indemnity may be sought against the Trustor as provided above, the Trustee shall promptly notify the Trustor in writing setting forth the particulars of such claim or action and the Trustor may assume the defense thereof. In the event that the Trustor assumes the defense, the Trustee shall have the right to retain separate counsel in any such action but shall bear the fees and expenses of such counsel unless (i) the Trustor shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include the Trustee and the Trustor, and the Trustee has been advised in writing by counsel that representation of both the Trustor and the Trustee would be inappropriate due to actual conflicting interests between them, in which case the Trustor shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel.

(d) The term “liability,” as used in this Section, shall include any actual, out of pocket losses, claims, damages, expenses (including without limitation the Trustee’s reasonable costs and expenses in defending itself against any losses, claims or investigations of any nature whatsoever) or other liabilities, joint or several, arising for any reason under this Agreement relating to or in any way connected with the Trustee acting as Trustee (including without limitation any unpaid Trust Expenses and any liabilities arising from violation of applicable laws or trademarks or service marks) or in any way related to the Bonds or the Property.

(e) The obligations of the Trustor under this Section shall be in addition to any liability which the Trustor may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Trustee and to each person, if any, who controls the Trustee within the meaning of the Securities Exchange Act.

(f) Upon any removal or resignation of the Trustee, the Trustee’s right to indemnification and the Trustor’s obligations to indemnify the Trustee hereunder shall survive such removal or resignation.

Section 7.05. Information Concerning the Bonds. The Trustee, on or before the fifth day of each month, shall mail or distribute electronically to the Trustor and the Servicer (i) a copy of each item received by the Trustee as record owner of the Bonds during the preceding calendar month, and (ii) any other information that the Trustor or the Servicer may reasonably request. All records and files pertaining to the Certificates or the Bonds in the custody of the Trustee shall be open at all reasonable times to the inspection of the Trustor, the Servicer, the Holders of the Certificates and their agents and representatives.

Section 7.06. Resignation and Removal.

(a) The Trustee may at any time resign as Trustee by giving written notice of its election to do so to the Trustor and the Servicer. The Trustor or the Holder of the Class B Certificate or the Holders of a majority of the Outstanding Certificate Balance of the Class A Certificates may at any time upon 45 days prior written notice to the Trustee remove the Trustee. Any such resignation or removal shall take effect only upon the appointment by the Trustor of a successor Trustee subject to, and agreeing to comply with, the terms and conditions of this Agreement. If at any time the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then any Holder of a Certificate may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(b) If at any time the Trustee notifies the Trustor that it elects to resign as Trustee, or if at any time the Trustor or the Holder of the Class B Certificate or the Holders of a majority of the Outstanding Certificate Balance of the Class A Certificates elect to remove the Trustee, the Trustor shall appoint a successor Trustee, which is to be a commercial bank with trust powers or a trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000 or all of whose obligations are guaranteed by a Person with a capital and surplus or net worth of such amount. If no successor Trustee has been so appointed within 45 days of notice of such resignation or removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Any corporation or association into or with which the Trustee may be merged, consolidated or converted will be the successor of such Trustee without the execution or filing of any document or any further act.

(c) Notwithstanding the foregoing, no resignation or removal of the Trustee in accordance with the provisions hereof shall become effective until its successor Trustee has accepted its appointment hereunder.

Section 7.07. Payment of Trustee Fee. On each Distribution Date, as set forth in Section 4.02, the Trustee shall be entitled to be paid the Trustee Fee. The amount of the Trustee Fee shall not be available for distributions to Holders in respect of their Certificates.

Section 7.08. Credit Enhancement Custodian. All rights and immunities of the Trustee under this Article VII shall be equally applicable to the Credit Enhancement Custodian.

Section 7.09. Statements to Holders.

(a) On each Scheduled Distribution Date, the Trustee shall mail to the Trustor, the Servicer and each Holder a statement setting forth the following information:

(i) the amount of Interest Collections for the month immediately prior to such Scheduled Distribution Date, adjusted for any distribution of interest made in such month on a Special Distribution Date;

(ii) the amount of Principal Collections for the month immediately prior to such Scheduled Distribution Date, adjusted for any distribution of principal made in such month on a Special Distribution Date;

(iii) the amount of distributions of interest paid with respect to each Class of the Certificates on such Scheduled Distribution Date and each Special Distribution Date occurring after the immediately preceding Scheduled Distribution Date;

(iv) the amount of distributions of principal paid with respect to each Class of the Certificates on such Scheduled Distribution Date and each Special Distribution Date occurring after the immediately preceding Scheduled Distribution Date;

(v) the Outstanding Certificate Balance of each Class of the Certificates after all distributions of principal have been made on such Scheduled Distribution Date;

(vi) the Servicing Fees, if any, paid on such Scheduled Distribution Date and each Special Distribution Date occurring after the immediately preceding Scheduled Distribution Date and any portion of such fees remaining unpaid;

(vii) the Trustee Fees and Trust Expenses paid on such Scheduled Distribution Date and each Special Distribution Date occurring after the immediately preceding Scheduled Distribution Date and any portion of such fees remaining unpaid;

(viii) the Outstanding aggregate principal amount of each issue of the Bonds;

(ix) the Outstanding aggregate principal amount of each issue of the Credit Enhancement Assets; and

(x) the occurrence of any event described under Section 5.01(a)(iv).

ARTICLE VIII

ADMINISTRATION AND SERVICING OF BONDS

Section 8.01. Servicing of Bonds.

(a) The Servicer shall service and administer the Bonds, on behalf of the Trust, in accordance with its reasonable and standard servicing procedures applied in good faith for servicing multifamily housing bonds similar to the Bonds held in its own portfolio or otherwise serviced by it, and shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; provided that (i) the Servicer shall not take any action or permit any action which is within its control to be taken which would (A) impair the status of the Trust as a partnership under the Code, or (B) render interest in respect of any such Bond not to be excludable from gross income of the recipient thereof pursuant to Section 103 of the Code; and (ii) the Servicer shall take any additional action, including making any additional filings, which it has taken in respect of all other multifamily housing bonds similar to the Bonds held in its own portfolio or otherwise serviced by it which may be necessary pursuant to changes in the applicable law of certain jurisdictions in order to perfect the interest of the Trust in the Bonds.

(b) The Servicer may perform its obligation to service the Bonds either directly or through agents or independent contractors; provided, however, that the Servicer shall remain fully responsible for its duties hereunder notwithstanding the appointment by it of any agent or independent contractor to service the Bonds. The Trustee or the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to implement its servicing and administrative duties hereunder.

(c) The Servicer shall use its best reasonable efforts to collect, on behalf of the Trust, all payments due with respect to the Bonds in accordance with such normal and customary practices it shall deem necessary or advisable, and shall have the power and authority, acting alone, to do any and all things in connection therewith as it may deem necessary or advisable.

(d) The relationship of the Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 8.02. Servicing Compensation; Payment of Certain Expenses by Servicer.

(a) As compensation for acting as Servicer hereunder, the Servicer shall be entitled to receive the Servicing Fee pursuant to Sections 4.02 and 4.03.

(b) The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder including payment of taxes imposed on the Servicer, the fees and disbursements of independent accountants, outside auditor fees (including attorneys’ fees, data processing costs, expenses incurred in connection with reports to the Trustee and the Holders and other related expenses incurred in connection with administering the Bonds) and shall not be entitled to reimbursement therefor except as specifically provided herein. The Servicer agrees to perform all its duties and obligations under this Agreement, regardless of its receipt of servicing compensation hereunder.

Section 8.03. Access to Certain Documentation and Certain Information Regarding Bonds. The Servicer will provide to the Trustee access to the documentation in its possession regarding the Bonds, such access being afforded without charge but only during normal business hours at the offices of the Servicer designated by it. The Trustee shall, and is hereby authorized by the Holders to, cooperate with the Servicer in effecting such access.

Section 8.04. Calculations. All calculations required to be made by the Servicer pursuant to this Agreement, including, without limitation, calculations made in connection with reports furnished to the Trustee in accordance with Section 7.09, shall be based on all information available to the Servicer at that time.

Section 8.05. Liability of Servicer.

(a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer herein.

(b) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trustee, the Trust or the Holders or Beneficial Owners for taking any action or for refraining from taking any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(c) The Servicer and its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer will defend and indemnify the Trustee, the Trust and the Holders against any and all costs, expenses, losses, damages, claims and liabilities in respect of any negligent action taken by, or negligent omission of, the Servicer with respect to its servicing obligations regarding any Bonds.

(d) The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Bonds in accordance with this Agreement and which in its opinion may cause it to incur any expense or liability.

Section 8.06. Resignation or Removal of Servicer.

(a) The Servicer may at any time resign as Servicer by giving written notice of its election to do so to the Trustee and the Trustor, at any time, may remove the Servicer upon 90 days prior written notice to the Servicer and the Trustee; provided, however, that no resignation or removal of the Servicer shall become effective until a successor Servicer shall have been appointed and shall have assumed all of its responsibilities, duties and obligations under this Agreement pursuant to a writing satisfactory to the Trustor and the Trustee. Upon receipt of notice of the resignation of the Servicer, or upon notification of the Servicer by the Trustor of its decision to remove the Servicer, the Trustor shall promptly appoint a successor Servicer. In the event that the Trustor shall not have appointed a successor Servicer within 90 days of such notice of resignation or removal, the Trustee shall be entitled to appoint, or petition a court of competent jurisdiction to appoint, any established servicer of multifamily housing bonds or similar obligations as successor Servicer hereunder. From and after such appointment and assumption, such successor Servicer shall be entitled receive to the Servicing Fee as provided in Section 8.02; provided, however, that the amount of the Servicing Fee may be increased by the Trustor to a then reasonable market rate. The Trustee, the resigning or terminated Servicer and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate an orderly transfer of the servicing functions in accordance with the provisions of this Section.

Section 8.07. Notification to Holders. Upon any resignation or removal of a Servicer and any appointment of a successor Servicer, the Trustee shall give prompt written notice thereof to each Holder at its respective address appearing in the Certificate Register.

Section 8.08. Liability of Trustor.

(a) The Trustor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trustor herein.

(b) Neither the Trustor nor any of its directors, officers, employees or agents shall be under any liability to the Trustee, the Trust or the Holders or Beneficial Owners for taking any action or for refraining from taking any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Trustor or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(c) The Trustor and its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trustor will defend and indemnify the Trustee, the Trust and the Holders against any and all costs, expenses, losses, damages, claims and liabilities in respect of any negligent action taken by, or negligent omission of, the Trustor with respect to its servicing obligations regarding any Bonds.

(d) The Trustor shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Bonds in accordance with this Agreement and which in its opinion may cause it to incur any expense or liability.

Section 8.09. Substitution of Bonds.

(a) Prior to a Trust Termination Event, the Servicer may, and within 60 days after receiving notice of a Determination of Taxability shall promptly, substitute Replacement Bonds for Defaulted Bonds or for Principal Collections received in respect of Defaulted Bonds, without the consent of the Holders of the Class A Certificates; provided that after giving effect to such substitution of Bonds (i) the annual interest collections on the Replacement Bonds are equal to at least 100% of the scheduled annual interest collections on the replaced securities (“Replaced Bonds”) and (ii) the Outstanding principal balance of the Replacement Bonds is equal to at least 100% of the Outstanding principal balance of the Replaced Bonds. In addition, prior to a Trust Termination Event, the Servicer may substitute Replacement Bonds for Bonds that are not Defaulted Bonds, or Principal Collections received in respect of Bonds that are not Defaulted Bonds; provided that after giving effect to such substitution (i) no more than 20% of the aggregate principal amount of Bonds that at the time of their replacement are not Defaulted Bonds have been replaced since the later of the Closing Date or the immediately preceding Remarketing Date; (ii) the annual interest collections on the Replacement Bonds are equal to at least 110% of the scheduled annual interest collections on the Replaced Bonds; (iii) the Outstanding principal balance of the Replacement Bonds is equal to at least 110% of the Outstanding principal balance of the Replaced Bonds; and (iv) the Trust would expect to continue to be eligible to use the Monthly Closing Election described in Section 10.07. After the permitted substitution for Defaulted Bonds or for Bonds that are not Defaulted Bonds set forth above, the consent of the Holders of a majority of the Outstanding Certificate Balance of the Class A Certificates will be required for the substitution of Bonds.

(b) No Bond may be a Replacement Bond if it has more than a de minimis amount of market discount for federal income tax purposes.

(c) In the case of any Replaced Bonds, Gain Share shall be calculated as of the time of substitution based on the original Base Price of the Replaced Bonds and the Base Price of the Replacement Bonds at the time of substitution. Gain Share of the Replacement Bonds shall be calculated at the applicable time based on the Base Price of the Replacement Bonds at the time of substitution. Gain Share, if any, on Replaced Bonds shall not be paid until the Trust terminates.

ARTICLE IX

REMARKETING

Section 9.01. Appointment of Remarketing Agent. Not later than the 90th day prior to the initial Remarketing Date and any subsequent Remarketing Date, the Trustor shall appoint a remarketing agent (the “Remarketing Agent”) for the Class A Certificates. The Remarketing Agent shall serve as such under the terms and provisions hereof and of an agreement (the “Remarketing Agreement”) satisfactory to the Trustor, the Trustee and the Servicer. The Remarketing Agent, and any successor thereto, shall be a member of the National Association of Securities Dealers, Inc., having capitalization of at least $50,000,000, and be authorized by law to perform all the duties imposed upon it by this Agreement and the Remarketing Agreement.

Section 9.02. Remarketing Procedures.

(a) On the Business Day on which notices of Election to Retain are due, the Trustee shall give notice to the Remarketing Agent, the Trustor and the Servicer, by Electronic Means, of the aggregate Outstanding Certificate Balance of Class A Certificates for which the Trustee has not received an Election to Retain. Such Class A Certificates shall be subject to mandatory tender and purchase on the Remarketing Date as provided in Section 3.15(b).

(b) On the date notice of the aggregate Outstanding Certificate Balance of Class A Certificates subject to mandatory tender and purchase is received by the Remarketing Agent pursuant to Section 9.02(a), the Remarketing Agent shall, subject to the limitations set forth in Section 3.14, commence to offer for sale and use its best efforts to sell such Class A Certificates at a purchase price equal to the Outstanding Certificate Balance thereof. Delivery in connection with any such sale shall be made against payment on the Remarketing Date.

(c) The Remarketing Agent shall hold all moneys delivered to it in connection with such remarketing in trust in non-commingled funds solely for the benefit of the person or entity which has delivered such moneys until such moneys are delivered to the Trustee as provided in Section 9.03.

Section 9.03. Actions of Remarketing Agent. On the applicable Remarketing Date, the Remarketing Agent shall:

(a) on or before 11:30 a.m. notify the Trustee and the Servicer by Electronic Means of the aggregate purchase price of the Class A Certificates which have been remarketed and the aggregate purchase price of the Class A Certificates as to which a failure to remarket has occurred;

(b) deliver instructions as to registration and denominations of remarketed Certificates to the Trustee by Electronic Means no later than 1:00 p.m.; and

(c) on or before 1:30 p.m., pay the proceeds of remarketed Certificates to the Trustee in immediately available funds for distribution to the tendering Holders.

ARTICLE X

PARTNERSHIP TAX MATTERS

Section 10.01. Allocations.

(a) All net income and net gain of the Trust shall be apportioned among and allocated to the related Holders of Class A Certificates and the Holder of the Class B Certificate in the same cumulative amounts as cumulative amounts of net income and net gain received are distributed to the Holders of Class A Certificates and Holder of the Class B Certificate. Any net loss shall be allocated one hundred percent to the Holder of the Class B Certificate; provided, however, that if such allocation results in a deficit balance in the Capital Account (hereinafter defined) of the Holder of the Class B Certificate in excess of the obligation to make an additional capital contribution pursuant to Section 5.04, such excess shall be allocated to Holders of Class A Certificates in proportion to the Certificate Balances of the Class A Certificates held by each such Holder. Any original issue discount, market discount and bond premium of the Trust shall be allocated one hundred percent (100%) to the Holder of the Class B Certificate.

(b) As used in this Article X, the words “income,” “gain,” “deduction” or “loss” mean the tax items of the Trust for each Fiscal Year or portion thereof (including income exempt from tax and expenditures described in Section 705(a)(2)(B) of the Code, or treated as being so described pursuant to Treas. Reg. §1.704-1(b)(2)(iv)(i)). Where the context requires, gain or loss shall include related federal tax items such as capital gain or loss. Income, gain, deduction or loss of the Trust shall be determined in accordance with federal tax accounting principles, as modified by Treas. Reg. §1.704-1(b)(2)(iv).

(c) Notwithstanding any other provision of this Agreement, (i) “partner nonrecourse deductions” (as defined in Treas. Reg. Section 1.704-2(i)), if any, of the Holders shall be allocated for each period to the Holder that bears the economic risk of loss within the meaning of Treas. Reg. Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treas. Reg. Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treas. Reg. Section 1.752-3(a)), if any, of the Trust shall be allocated to the Holders in accordance with their respective shares of net income and net gain. This Agreement shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treas. Reg. under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Holders on a priority basis to the extent and in the manner required by such provisions.

Section 10.02. Consent to Methods. The methods set forth in this Article X by which allocations of net income, net gain, net loss, original issue discount, market discount and bond premium are made and apportioned are hereby expressly consented to by each Holder as an express condition to becoming a Holder.

Section 10.03. Capital Accounts.

(a) General. A separate capital account (“Capital Account”) shall be maintained by the Trustor on behalf of the Trust for each Holder of Certificates in accordance with this Section 10.03. The Trustee shall not have any responsibility for the establishment, maintenance or adjustment of Capital Accounts. Each Holder’s Capital Account shall be increased by (i) the amount of money contributed, or deemed contributed, by such Holder to the capital of the Trust and (ii) such Holder’s share of net income or net gain (including, in the case of the Holder of the Class B Certificate, original issue discount and market discount) of the Trust for Federal income tax purposes. Each Holder’s Capital Account shall be decreased by the amount of distributions to such Holder and the Holder of the Class B Certificate’s Capital Account shall also be decreased by its share of net loss of the Trust for federal income tax purposes.

(b) Multiple Class of Interests. If a Holder has Certificates which represent more than one class of interests in the Trust or Certificates of the same class acquired at different times, such Holder shall have a single Capital Account that reflects all such interests, regardless of the class of interests in the Trust owned by such Holder and regardless of the time or manner in which such interests were acquired.

(c) Contributions of Property. In the event that property (other than cash) is contributed by a Holder to the Trust, the computation of Capital Accounts, as set forth in this Section 10.03, shall be adjusted as follows:

(i) the contributing Holder’s Capital Account shall be increased by the fair market value of the property contributed to the Trust by such Holder (net of liabilities secured by such contributed property that the Trust is considered to assume or take subject to under Section 752 of the Code); and

(ii) as and if required by Treas. Reg. §§1.704-l(b)(2)(iv)(g) and 1.704-l(b)(4)(i), if such Holder’s Capital Account reflects a fair market value for property which differs from such property’s adjusted tax basis, such Holder’s Capital Account thereafter shall be adjusted to take account of the amount of Book Gain and Book Loss, as defined below, allocated to such Holder pursuant to Section 10.04 and shall not thereafter take into account the net income, net gain and net loss of the Trust for federal income tax purposes allocated to such Holder pursuant to this Article 10.

(d) Distributions of Property. In the event that property is distributed by the Trust to a Holder, the following special rules shall apply:

(i) the Capital Account of the Holder receiving the distribution first shall be adjusted to the extent required (as provided in Treas. Reg. §1.704-l(b)(2)(iv)(e)) to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not already been reflected in such Holder’s Capital Account) would be allocated to such Holder if there were a taxable disposition by such Holder of such property for its fair market value on the date of distribution; and

(ii) the Capital Account of the Holder who is receiving the distribution of property from the Trust shall be reduced by the fair market value of the property at the time of distribution (net of liabilities secured by such property that such Holder is considered to assume or take subject to under Section 752 of the Code).

(e) Intention. The foregoing provisions are intended to satisfy the capital account maintenance requirements of Treas. Reg. §§1.704-l(b) and 1.704-2 and such provisions shall be modified to the extent required by such section or any successor provision thereto.

(f) Liquidation. It is intended that prior to a distribution of the proceeds from a liquidation of the Trust, the positive Capital Account balance of each of the Holders shall be equal to the amount that such Holder is entitled to receive from a liquidation of the Trust. Accordingly, notwithstanding anything to the contrary in this Article X, to the extent permissible under Sections 704(b) of the Code and the Treasury Regulations. promulgated thereunder, net income, net gain and net loss and, if necessary, items thereof, of the Trust for the year of liquidation of the Trust (or, if earlier, the year in which all or substantially all of the Trust’s assets are sold, transferred or disposed of) shall be allocated among the Holders so as to bring the positive Capital Account balance of each Holder as close as possible to the amount that such Holder would receive if the Trust were liquidated.

Section 10.04. Allocation of Book Items. The adjusted tax basis of Trust Assets may be adjusted in the reasonable discretion of the Tax Matters Partner to equal their respective gross fair market values, as reasonably determined by the Tax Matters Partner, at the times specified in Treas. Reg. §1.704-1(b)(2)(iv)(f). In cases where property of the Trust is, under Treas. Reg. §1.704-1(b)(2)(iv)(g), properly reflected in the Capital Account of a Holder at a fair market value that differs from the adjusted tax basis of such property (such difference is hereinafter referred to as the “Book Disparity”), then depreciation, amortization and gain or loss as computed for book purposes with respect to such property (“Book Depreciation,” “Book Amortization,” “Book Gain,” and “Book Loss,” respectively) will be greater or less than the depreciation, amortization or gain or loss as computed for tax purposes. The Tax Matters Partner shall adopt, pursuant to Treas. Reg. §1.704-l(b)(2)(iv)(g), a reasonable method of computing Book Depreciation and Book Amortization. Such Book Depreciation and Book Amortization shall be allocated among the Holders and reflected in the Holders’ Capital Account under Section 10.03, in a manner so as to eliminate, to the extent possible, the Book Disparity.

Section 10.05. Mandatory Allocations. Any allocation of net income, net gain or net loss of Trust (or items thereof) for federal income tax purposes which is required to be allocated among the Holders to take into account the disparity between the fair market value of the Trust asset and its adjusted basis (e.g., allocations under Section 704(c) of the Code for contributed property) shall be allocated among the Holders in accordance with the requirements of the Code and the Regulations.

Section 10.06. Tax Matters Partner.

(a) Each Holder of Certificates acknowledges by its purchase of a Certificate that it understands and intends that the arrangement created hereunder is a partnership for income tax purposes and that it intends and expects to be treated as a partner thereof for such purposes. The provisions of this Agreement shall be interpreted and applied in a manner consistent with such intent. Each Holder of Certificates further acknowledges and agrees that a partnership is created hereunder solely for income tax purposes and that this Agreement does not create a partnership for any other purpose. No election to treat the Trust other than as a partnership for federal income tax purposes or any relevant state tax purposes shall be made by or on behalf of the Trust, or by any Holder. Each Holder of a Class A Certificate and the Holder of the Class B Certificate, by acceptance of its Certificate, agrees that such Certificate evidences the ownership of an equity interest in the Trust (i.e., a partnership interest) for federal income tax purposes.

(b) The Holder of the Class B Certificate is hereby designated as the “Tax Matters Partner” for the Trust in accordance with Section 6231(a)(7) of the Code and, in connection therewith and in addition to all other powers given thereunder, shall have all the authority needed to fully perform the functions of Tax Matters Partner under the Trust including, without limitation, the power to retain all attorneys and accountants of its choice and the right to enter into settlements (that are binding on the Holders of Class A Certificates and Holder of the Class B Certificate) with the IRS without the consent of any Holders of Class A Certificates or the Holder of the Class B Certificate. The designation made in this Section 10.06 is hereby expressly consented to by each Holder of Class A Certificates and the Holder of the Class B Certificate as an express condition to becoming a Holder of Class A Certificates or the Holder of the Class B Certificate. The Tax Matters Partner may, in its sole and absolute discretion, make or refrain from making any election which the Trust may be permitted to make for any federal, state or local tax purposes, including without limitation an election under Section 754 of the Code to adjust the income tax basis of the Trust Assets upon the occurrence of certain events. In connection with its formation, the Trust shall obtain an employee identification number. The Tax Matters Partner and its accountants, are each authorized to obtain such number and each of the foregoing is authorized to delegate such authority to its agents. Each Holder of the Class A Certificates and the Holder of the Class B Certificate by acceptance of its Certificate of interest therein, is deemed to consent to the foregoing.

Section 10.07. Monthly Closing Election.

(a) The Tax Matters Partner shall make an election (the “Monthly Closing Election”) under Revenue Procedure 2003-84, effective as of the later of the date the trust has more than one owner for tax purposes and the date the Trust has more than a de minimis amount of assets (the “Start-Up Date”). This election is binding on all present and future Holders of Class A Certificates and Holder of the Class B Certificate, and other persons treated as partners in the Trust for federal income tax purposes and each of their nominees (each, a “Partner” for this purpose) and each Partner, by acceptance of its Certificate or interest therein, is deemed to consent to this election.

(b) The Trust shall not acquire any asset unless the Servicer has received a certificate from the Trustor that the acquisition of that asset will not cause less than 95 percent of the Trusts’ gross income (for this purpose, including the gross amount of interest income that is excluded from gross income) to be (or reasonably expected to be) from:

(i) interest on tax-exempt obligations as defined in Section 1275(a)(3) of the Code and Treasury Regulation §1.1275-1(e);

(ii) exempt-interest dividends as defined in Section 852(b)(5) of the Code that are paid by a RIC as defined in Section 851(a) of the Code; and

(iii) gain from the sale, redemption, or other disposition of assets generating the income described in subclauses (i) and (ii) above, and income from the temporary investment (for a period no greater than 7 months) of the proceeds of the disposition, but only if the assets that are sold, redeemed, or disposed are original assets of the Trust. For this purpose, an asset is an original asset of the Trust if the asset is contributed to the Trust or is acquired with capital contributed to the Trust (and not with the proceeds of the sale, redemption, or other disposition of a Trust Asset).

(c) The Trust shall not incur any liability or expense, if doing so would prevent substantially all of the Trust’s expenses and deductions from being properly allocable to:

(i) producing, collecting, managing, protecting, and conserving the income described in subparagraph (i) (ii) or (iii) above,

(ii) acquiring, managing, conserving, maintaining, or disposing of property held for the production of the income described in Section 10.07(b)(i)(ii) or (iii), above;

(iii) servicing the equity in the Trust; and

(iv) for purposes of this Section 10.07(c), the costs of collecting, managing, computing, and supplying the information required, under Revenue Procedure 2003-84, to be provided to the IRS and to the Partners, shall not be taken into account.

(d) The Trust shall file an abbreviated Form 1065, “U.S. Return of Partnership Income,” as required by, and in the format outlined in Section 8.01 of, Revenue Procedure 2003-84, for its first taxable year as soon as reasonably possible after the Start-Up Date but in no event later than the date that the partnership’s income tax return for that taxable year would ordinarily be due. The Tax Matters Partner and its accountants are each authorized to sign the abbreviated Form 1065, and each of the foregoing is authorized to delegate such authority to its agents. Each Partner, by acceptance of its Class A Certificate or Class B Certificate or interest therein, is deemed to consent to the foregoing and to authorize the filing of the abbreviated Form 1065 on behalf of the Trust and itself. Copies of the abbreviated Form 1065 will be made available to Partners upon request.

(e) The Trust shall comply with the following requirements respecting information reporting and record retention:

(i) Within 45 days of a request by the IRS or a Partner (or a beneficial owner or nominee of a beneficial owner of a Class A Certificate or a Class B Certificate), make available all the information necessary to compute a Partner’s monthly tax-exempt income, taxable income, gain, loss, deduction, or credit, including sufficient information for a Partner to determine the portion of the tax-exempt interest that may be subject to the alternative minimum tax and information regarding each Partner’s share of any bond premium amortization under Section 171 of the Code, any market or original issue discount, and capital gain or loss. The Trust shall not charge any fee to the IRS or a Partner for providing the information required to be provided by this paragraph. If any Partner specifically requests such information for any tax reporting reason, however, the Tax Matters Partner may charge such Partner a reasonable fee (disclosed in advance) but not the IRS for providing any information required to be provided to or on behalf of such Partner by this Section 10.07(e)(i).

(ii) Except in the case of a regulated investment company with respect to which a manager or advisor (an “Electing Manager”) has elected under Section 8.04 of Revenue Procedure 2003-84 to be responsible for collecting, retaining and providing to the IRS the beneficial ownership information otherwise required to be collected, retained and provided to the IRS, each Holder of Class A Certificates, Holder of the Class B Certificate, beneficial owner of a Class A Certificate or Partner on whose behalf another person holds and interest in a Certificate as a nominee shall, and by its acceptance of its Class A Certificate or the Class B Certificate or any interest therein is deemed to agree to, notify the Tax Matters Partner on behalf of the Trust of its beneficial ownership of a Class A Certificate or the Class B Certificate and provide the Tax Matters Partner on behalf of the Trust all information as required by Section 8.04 of Revenue Procedure 2003-84 substantially contemporaneously with, or immediately following, the acquisition of any Class A Certificate or the Class B Certificate. No particular format is required of such notice, provided, however, such notice must be in writing, by fax, email, or other similar electronic communication medium and in a format reasonably satisfactory to the Tax Matters Partner (or its designated agent).

(iii) Each Electing Manager shall, and by notifying the Trust of its election is deemed to agree to, collect, retain and provide to the IRS or the Trust the information required to be collected, retained and provided to the IRS or the Trust as required under Revenue Procedure 2003-84. In addition, each Electing Manager shall (or cause one of its agents to) notify the Tax Matters Partner on behalf of the Trust (or its designated agent) of the names, CUSIP numbers or other identifying information and amounts of Class A Certificates or the Class B Certificate that are owned or have been owned by all of the regulated investment companies that it manages or advises (i) either (a) substantially contemporaneously with, or immediately following, the acquisition of any Class A Certificate or the Class B Certificate or (b) otherwise, at least quarterly and (ii) within 10 business days of a request for such information if the IRS (or a regulated investment company it manages) has requested such information from the Trust. No particular format is required of such notice, provided, however, such notice must be in writing, by fax, email, or other similar electronic communication medium and in a format reasonably satisfactory to the Tax Matters Partner (or its designated agent).

(iv) The Tax Matters Partner on behalf of the Trust shall retain sufficient records, including records regarding the legal and beneficial ownership of Class A Certificates and the Class B Certificate provided to it by Partners and by Electing Managers, to comply with its obligations under Revenue Procedure 2003-84.

(f) The Tax Matters Partner will notify the Holders of Class A Certificates, Holder of the Class B Certificate, beneficial owners of the Class A Certificates or Partners, or their nominees (or, in the case of Class A Certificates or the Class B Certificate held by a regulated investment company with respect to which an election is in place for a manager to be responsible collecting, retaining, and providing beneficial ownership information to the IRS, the Electing Manager) and the Servicer if it becomes aware (in its sole but reasonable judgment) that there is a material risk that Trust does not qualify for the Monthly Closing Election.

ARTICLE XI

MISCELLANEOUS

Section 11.01. Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

Section 11.02. Notices. Any notice or other instrument in writing which is authorized or required by this Agreement to be given shall be sufficiently given if addressed to and received by the addressee at its office specified below, or at such other place as the addressee may from time to time designate to the parties hereto in writing:

If to the Trustor or the Servicer, addressed:

MuniMae TE Bond Subsidiary, LLC
621 East Pratt Street Suite 300 Baltimore, Maryland 21201 Attention: Chris Levey Telephone:	(443) 263-2900
Facsimile:	(410) 727-5387

with a copy to:

Gallagher Evelius & Jones LLP
218 N. Charles Street
Suite 400
Baltimore, Maryland 21201
Attention: Steven Goldberg
Telephone:	(410) 727-7702
Facsimile:	(410) 468-2786
If to the Trustee, addressed:

U.S. Bank Trust National Association
19th Floor 100 Wall Street New York, New York 10006 Attention:	Jason Gregory
Telephone:	(212) 361-6171
Facsimile:	(212) 361-6148

If to the Remarketing Agent, addressed to the address specified in the Remarketing Agreement.

Section 11.03. Binding Agreement. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns.

Section 11.04. Amendments.

(a) This Agreement may be amended at any time by an instrument executed by the Trustor, the Servicer and the Trustee without the consent of any of the Holders of the Certificates to cure any ambiguity, to correct or supplement any provisions of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates or for the purpose of evidencing the assumption of the obligations of the Servicer hereunder by another Person as provided in Section 8.06; provided, however, that such action shall not, as evidenced by an officer’s certificate of the Trustor, adversely affect in any material respect the interests of any Holder of a Certificate which has not consented thereto.

(b) In addition, this Agreement may be amended at any time and from time to time by an instrument executed by the Trustor, the Servicer and the Trustee, with the consent of the Holders of a majority of the Outstanding Certificate Balance of the Class A Certificates and with the consent of the Holder of the Class B Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of amounts on the Bonds or distributions that are required to be made to the Holders or (ii) reduce the aforesaid percentage of the Holders’ interests required to consent to any such amendment, without the consent of the Holders of all of the Outstanding Certificates.

Section 11.05. Termination and Severability.

(a) This Agreement is to remain in effect until the earlier to occur of (i) the termination of the Trust pursuant to Article V and the distribution of all amounts due and owing and any remaining Trust Assets in accordance therewith and (ii) the date upon which all of the Bonds have been paid in full at the maturity or early redemption thereof and the payment on such Bonds has been distributed to Holders of Certificates in accordance with this Agreement. The discharge of any indenture or other document related to any of the Bonds will not result in a termination of this Agreement; provided, however, this Agreement shall terminate in accordance with Section 5.01 upon the occurrence of a Trust Termination Event.

(b) If at any time the Trustee is prevented or forbidden from acting or performing any of its duties under the terms of this Agreement by reason of any present or future law or regulation of the United States of America or any other governmental agency or authority, then this Agreement shall be amended to delete herefrom those duties that the Trustee is so prevented or forbidden from performing, and if the Trustee is so prevented from performing all or substantially all of its duties hereunder, then this Agreement may be terminated by either of the parties hereto upon 90 days’ written notice to the Holders and the Trust Assets shall be liquidated and distributed as provided in Section 5.01.

Section 11.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which together constitute one and the same agreement.

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IN WITNESS WHEREOF, MuniMae TE Bond Subsidiary, LLC, MuniMae Portfolio Services, LLC and U.S. Bank Trust National Association have caused this Trust Agreement to be executed by their duly authorized officers and their respective seals to be affixed hereto, all as of the date first written above.

MUNIMAE TE BOND SUBSIDIARY, LLC,

as Trustor By	/s/ Christopher B. Levey

Christopher B. Levey Senior Vice President

[Signatures continued on next page]

[Signature page to Trust Agreement]

MUNIMAE PORTFOLIO SERVICES, LLC, as Servicer

By /s/ Christopher B. Levey

Christopher B. Levey Senior Vice President

[Signatures continued on next page]

[Signature page to Trust Agreement]

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Trustee By	/s/ Charles P. Sheridan, III

Charles P. Sheridan, III Vice President

[Signatures continued on next page]

[Signature page to Trust Agreement]

ACKNOWLEDGED AND ACCEPTED:

MERRILL LYNCH, PIERCE FENNER & SMITH,

INCORPORATED, as Sole Holder

of the Class A Certificates

By /s/ Susanne Forsyth

Susanne Forsyth

Authorized Signatory

[Signatures continued on next page]

ACKNOWLEDGED AND ACCEPTED:
MUNIMAE TE BOND SUBSIDIARY, LLC,

as Sole Holder of the Class B Certificate

By	/s/ Christopher B. Levey

Christopher B. Levey Senior Vice President

EXHIBIT A

FORM OF CLASS A CERTIFICATE

THIS CLASS A CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CLASS A CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT THIS CLASS A CERTIFICATE AND ANY BENEFICIAL INTEREST THEREIN MAY ONLY BE ISSUED AND SOLD OR TRANSFERRED TO: (I) A QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A(a)(1) UNDER THE SECURITIES ACT) PURCHASING THE CLASS A CERTIFICATES FOR THEIR OWN ACCOUNT THAT ARE ALSO (II) QUALIFIED PURCHASERS (WITHIN THE MEANING OF SECTION 3(c)(7) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER, THE “INVESTMENT COMPANY ACT”). NEITHER THE CLASS A CERTIFICATES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE INVESTMENT COMPANY ACT AND THE SECURITIES ACT.

EACH TRANSFEREE OF A CLASS A CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN WILL BE DEEMED TO REPRESENT AT THE TIME OF TRANSFER THAT (I) THE TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS A QUALIFIED PURCHASER, (III) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CLASS A CERTIFICATES, UNLESS EACH OF ITS BENEFICIAL OWNERS IS A QUALIFIED PURCHASER, (IV) IT IS NOT A DEALER DESCRIBED IN PARAGRAPH (a)(l)(ii) OF RULE 144A UNDER THE SECURITIES ACT, UNLESS SUCH TRANSFEREE OWNS AND INVESTS ON A DISCRETIONARY BASIS AT LEAST U.S. $25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF SUCH DEALER, (V) IT IS NOT A PLAN REFERRED TO IN PARAGRAPH (a)(l)(i)(D) or (E) OF RULE 144A UNDER SECURITIES ACT OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(I)(i)(F) OF RULE 144A UNDER THE SECURITIES ACT THAT HOLDS THE ASSETS OF SUCH PLAN, UNLESS INVESTMENT DECISIONS ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, AND (VI) IT, AND EACH ACCOUNT FOR WHICH IT IS PURCHASING, IS PURCHASING THE CLASS A CERTIFICATES IN AT LEAST THE MINIMUM DENOMINATION. ACCORDINGLY, AN INVESTOR IN THIS CLASS A CERTIFICATE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] 1

FOR PAYMENTS DUE WITH RESPECT TO THE CERTIFICATES

INDICATED BELOW

TEBS Tax-Exempt Multifamily Housing Certificates,

Series 2006A

$191,535,000 Class A Certificates

NUMBER: RA-

CUSIP NO.: 878203AA6

INITIAL CERTIFICATE RATE: 4.26% per annum to the Remarketing Date

REMARKETING DATE: November 10, 2013

FINAL DISTRIBUTION DATE: July 10, 2019

SCHEDULED DISTRIBUTION DATES: 10th day of each calendar month (or, if any such day is not a Business Day, the next succeeding Business Day), commencing December 10, 2006

REGISTERED OWNER: Cede & Co.

PRINCIPAL AMOUNT: $191,535,000

Cede & Co., or registered assigns, is the owner of this certificate (this “Class A Certificate”) with interest distributions at the indicated Initial Certificate Rate on the indicated Distribution Dates and subject to certain rights as set forth below. This Class A Certificate is also entitled to receive on each Scheduled Distribution Date, each Special Distribution Date and the indicated Final Distribution Date distributions of a portion of any principal and premium payments with respect to the tax-exempt multifamily housing revenue bonds (or certificates evidencing beneficial ownership interests therein) (collectively, the “Bonds”) held by U.S. Bank Trust National Association, as Trustee (the “Trustee”) pursuant to the terms of the Trust Agreement, dated as of November 1, 2006 (the “Trust Agreement”), among MuniMae TE Bond Subsidiary, LLC, as Trustor (the “Trustor”), MuniMae Portfolio Services, LLC, as Servicer, and the Trustee, pursuant to which this and other certificates (the “Certificates”), evidencing undivided beneficial ownership interests in the Trust established by the Trust Agreement, are executed and delivered by the Trustee. This Class A Certificate is subject to the provisions of and is entitled to the benefits of the Trust Agreement, a copy of which is available for inspection by the holder hereof at the principal corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York.

This Class A Certificate is subject to mandatory tender for purchase at a price equal to the outstanding Certificate Balance thereof plus accrued interest thereon at the Certificate Rate on November 10, 2013 in accordance with the Trust Agreement. Holders of this Class A Certificate shall have the right to elect to retain this Class A Certificate on the Remarketing Date as described in the Trust Agreement.

The Trust is subject to optional liquidation, in whole but not in part, at the direction of the holder of the Class B Certificate on November 10, 2013 and any subsequent Remarketing Date, as described in the Trust Agreement.

This Class A Certificate shall be credited to an account of the Trustee with The Depository Trust Company, New York, New York. Principal, premium and interest distributions on this Class A Certificate are payable to the holder hereof in the manner set forth in the Trust Agreement.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register, upon surrender of this Class A Certificate for registration of transfer at the designated office of the Trustee in New York City, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder hereof or such holder’s attorney duly authorized in writing, together with cash in the amount required by the Trust Agreement, and thereupon one or more new Certificates of the authorized denominations and evidencing the same aggregate Certificate Balance of the Certificates will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for Certificates of a like aggregate Certificate Balance but of a different authorized denomination, as requested by the holder surrendering the same.

For any such registration of transfer or exchange, the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Class A Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, whether or not this Class A Certificate is overdue, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

1 This language shall only be included on the Class A Certificates if the Class A Certificates are placed into a Security Depository.

This Class A Certificate shall not be valid or become obligatory for any purpose unless and until duly executed by manual signature.

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By:

Authorized Signatory

Date Issued: November 16, 2006

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto

(Name, Address and Taxpayer Identification Number of Assignee)

all its right, title and interest in and to the within Certificate and hereby irrevocably constitutes and appoints      attorney to register the transfer of the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:	Signature

Signatures(s) Guaranteed:

Notice: Signature(s) must be
guaranteed by an “eligible
guarantor institution” meeting the
requirements of the Trustee, which
requirements will include
membership or participation in
STAMP or such other “signature
guarantee program” as may be
determined by the Trustee in
addition to, or in substitution
for, STAMP, all in accordance with
the Securities Exchange Act of
1934, a amended.
Notice: The signature on this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF CLASS B CERTIFICATE

THIS CLASS B CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CLASS B CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT THIS CLASS B CERTIFICATE AND ANY BENEFICIAL INTEREST THEREIN MAY ONLY BE ISSUED AND SOLD OR TRANSFERRED TO: A QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A(a)(1) UNDER THE SECURITIES ACT) PURCHASING THE CLASS B CERTIFICATE FOR ITS OWN ACCOUNT THAT ARE ALSO (II) QUALIFIED PURCHASERS (WITHIN THE MEANING OF SECTION 3(c)(7) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER, THE “INVESTMENT COMPANY ACT”). NEITHER THE CLASS B CERTIFICATE NOR ANY INTEREST THEREIN MAY BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE INVESTMENT COMPANY ACT AND THE SECURITIES ACT.

EACH TRANSFEREE OF THE CLASS B CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN WILL BE DEEMED TO REPRESENT AT THE TIME OF TRANSFER THAT (I) THE TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS A QUALIFIED PURCHASER, (III) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CLASS B CERTIFICATE, UNLESS EACH OF ITS BENEFICIAL OWNERS IS A QUALIFIED PURCHASER, (IV) IT IS NOT A DEALER DESCRIBED IN PARAGRAPH (a)(l)(ii) OF RULE 144A UNDER THE SECURITIES ACT, UNLESS SUCH TRANSFEREE OWNS AND INVESTS ON A DISCRETIONARY BASIS AT LEAST U.S. $25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF SUCH DEALER, (V) IT IS NOT A PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (E) OF RULE 144A UNDER THE SECURITIES ACT OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(I)(i)(F) OF RULE 144A UNDER THE SECURITIES ACT THAT HOLDS THE ASSETS OF SUCH PLAN, UNLESS INVESTMENT DECISIONS ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, AND (VI) IT, AND THE ACCOUNT FOR WHICH IT IS PURCHASING, IS PURCHASING THE CLASS B CERTIFICATE IN ITS CORRECT DENOMINATION. ACCORDINGLY, AN INVESTOR IN THIS CLASS B CERTIFICATE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR PAYMENTS DUE WITH RESPECT TO THE CERTIFICATES

INDICATED BELOW

TEBS Tax-Exempt Multifamily Housing Certificates,

Series 2006A

$951,341.05 Class B Certificate

NUMBER: RB-

CUSIP NO.: 878203AB4

FINAL DISTRIBUTION DATE: July 10, 2019

SCHEDULED DISTRIBUTION DATES: 10th day of each calendar month (or, if any such day is not a Business Day, the next succeeding Business Day), commencing December 10, 2006

REGISTERED OWNER: U.S. Bank Trust National Association, as Class B Certificate Custodian under the Trust Agreement

PRINCIPAL AMOUNT: $951,341.05

The indicated Registered Owner, or registered assigns, is the owner of this certificate (this “Class B Certificate”) with interest distributions on the indicated Distribution Dates and subject to certain rights as set forth below. This Class B Certificate is also entitled to receive, subject to the rights of the Class A Certificates, on each Scheduled Distribution Date, each Special Distribution Date and the indicated Final Distribution Date distributions of a portion of any principal and premium payments with respect to the tax-exempt multifamily housing revenue bonds (or certificates evidencing beneficial ownership interests therein) (collectively, the “Bonds”) held by U.S. Bank Trust National Association, as Trustee (the “Trustee”) pursuant to the terms of the Trust Agreement, dated as of November 1, 2006 (the “Trust Agreement”), among MuniMae TE Bond Subsidiary, LLC, as Trustor (the “Trustor”), MuniMae Portfolio Services, LLC, as Servicer, and the Trustee, pursuant to which this and other certificates (the “Certificates”), evidencing undivided beneficial ownership interests in the Trust established by the Trust Agreement, are executed and delivered by the Trustee. This Class B Certificate is subject to the provisions of and is entitled to the benefits of the Trust Agreement, a copy of which is available for inspection by the holder hereof at the principal corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York.

The Trust is subject to optional liquidation, in whole but not in part, at the direction of the holder of the Class B Certificate on November 10, 2013 and any subsequent Remarketing Date, as described in the Trust Agreement.

Principal, premium and interest distributions on this Class B Certificate are payable to the holder hereof in the manner set forth in the Trust Agreement.

For any such registration of transfer or exchange, the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Class B Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, whether or not this Class B Certificate is overdue, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

This Class B Certificate shall not be valid or become obligatory for any purpose unless and until duly executed by manual signature.

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By:

Authorized Signatory

Date Issued: November 16, 2006

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto

(Name, Address and Taxpayer Identification Number of Assignee)

all its right, title and interest in and to the within Certificate and hereby irrevocably constitutes and appoints      attorney to register the transfer of the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:	Signature

Signatures(s) Guaranteed:

Notice: Signature(s) must be
guaranteed by an “eligible
guarantor institution” meeting the
requirements of the Trustee, which
requirements will include
membership or participation in
STAMP or such other “signature
guarantee program” as may be
determined by the Trustee in
addition to, or in substitution
for, STAMP, all in accordance with
the Securities Exchange Act of
1934, a amended.
Notice: The signature on this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF NOTICE OF ELECTION TO RETAIN UPON MANDATORY TENDER

TO BE SUBMITTED TO THE REMARKETING AGENT AND THE TRUSTEE

NOTICE OF ELECTION TO RETAIN
Relating to the
TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A
Class A

                           , 20

[REMARKETING AGENT]

as Remarketing Agent

U.S. Bank Trust National Association, as Trustee
19th Floor

100 Wall Street

New York, NY 10005

Ladies and Gentlemen:

The undersigned hereby advises you that it is the Holder or Beneficial Owner of $      Certificate Balance of the above referenced Certificates and that it hereby exercises pursuant to Section 3.15 of the Trust Agreement its election to retain $     Certificate Balance of such Certificates upon the Remarketing Date occurring on      , 20  . Capitalized terms not defined herein shall have the meaning assigned to them in the Trust Agreement, dated as of November 1, 2006, among MuniMae TE Bond Subsidiary, LLC, as Trustor, MuniMae Portfolio Services, LLC, as Servicer, and U.S. Bank Trust National Association, as Trustee.

Date:
(Name of Holder or Beneficial Owner)

Mailing Address of Holder or Beneficial Owner:
By:

Printed Name:

                                                       Title:EXHIBIT D

FORM OF CLASS B CERTIFICATEHOLDER CERTIFICATION WITH
RESPECT TO REMARKETING
TO BE SUBMITTED TO THE REMARKETING AGENT

Class B Certificateholder Certification with Respect to Remarketing
Relating to the
TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A

                           , 20

[REMARKETING AGENT]

as Remarketing Agent Re:	$191,535,000 Class A Certificates

TEBS Tax-Exempt Multifamily Housing Certificates, Series 2006A

Ladies and Gentlemen:

1. In connection with the remarketing of the above-captioned Certificates on      ,      (the “Remarketing Date”), the undersigned hereby certifies that it [strike out one of the following] does/does not have a present intention to exercise its right to cause an optional liquidation of the Trust prior to the Final Distribution Date pursuant to Section 5.02 of the Trust Agreement, dated as of November 1, 2006 (the “Trust Agreement”), among MuniMae TE Bond Subsidiary, LLC, as Trustor, MuniMae Portfolio Services, LLC, as Servicer, and U.S. Bank Trust National Association, as Trustee.

2. If the undersigned does have a present intention to cause an optional liquidation of the Trust prior to the Final Distribution Date, the earliest date on which the undersigned reasonably expects such option would be exercised is [insert date]                               ,                           .

3. The foregoing certification is provided pursuant to Section 3.16(d) of the Trust Agreement and is solely for the benefit of the Remarketing Agent in establishing the Certificate Rate for the Class A Certificates to be in effect from and after the Remarketing Date. The undersigned makes such certification with a full reservation of its rights to cause an optional liquidation of the Trust on any Optional Liquidation Date pursuant to Section 5.02 of the Trust Agreement.

4. This certification is not intended to, and may not, be relied on by Holders or Beneficial Owners of the Class A Certificates or by any person other than the Remarketing Agent.

5. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Trust Agreement.

(Name of Holder or Beneficial Owner)

By

Name:

Title:

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS AND CONSTRUCTION

Section 1.01.	Certain Definitions	2
Section 1.02.	Rules of Construction	10

ARTICLE II

ESTABLISHMENT OF TRUST

Section 2.01.	Creation of Trust	10
Section 2.02.	Establishment of Trust Account and Ownership	11
Section 2.03.	Obligations of Trustee and Trustor	12
Section 2.04.	Holders’ Direct Interests	12

ARTICLE III

THE CERTIFICATES

ARTICLE IV

DISTRIBUTIONS IN RESPECT OF THE CERTIFICATES

ARTICLE V

TRUST TERMINATION, OPTIONAL LIQUIDATION AND FINAL DISTRIBUTION

ARTICLE VI

DETERMINATION AND PAYMENT OF BOND LIQUIDATION PRICE AND GAIN SHARE

Section 6.01. Determination and Payment of Gain Share 30

ARTICLE VII

THE TRUSTEE

ARTICLE VIII

ADMINISTRATION AND SERVICING OF BONDS

ARTICLE IX

REMARKETING

Section 9.01.	Appointment of Remarketing Agent	39
Section 9.02.	Remarketing Procedures	40
Section 9.03.	Actions of Remarketing Agent	40

ARTICLE X

PARTNERSHIP TAX MATTERS

ARTICLE XI

MISCELLANEOUS

SCHEDULE I	DESCRIPTION OF THE BONDS
EXHIBIT A	FORM OF CLASS A CERTIFICATE
EXHIBIT B	FORM OF CLASS B CERTIFICATE
EXHIBIT C	FORM OF NOTICE OF ELECTION TO RETAIN UPON
MANDATORY TENDER TO BE SUBMITTED TO THE
REMARKETING AGENT AND THE TRUSTEE
EXHIBIT D	FORM OF CLASS B CERTIFICATE HOLDER CERTIFICATION
WITH RESPECT TO REMARKETING TO BE SUBMITTED
TO REMARKETING AGENT